EXHIBIT 99.10

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                             SUBSERVICING AGREEMENT
                             dated as of May 1, 2007

                                     between

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                 Master Servicer

                                       and

                          CAPSTONE REALTY ADVISORS, LLC

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                      TO BE ENTERED INTO IN CONNECTION WITH
                  THAT CERTAIN POOLING AND SERVICING AGREEMENT

                                Dated May 1, 2007

                                      among

                          MORGAN STANLEY CAPITAL I INC.
                                  as Depositor,

                              CAPMARK FINANCE INC.
                           as General Master Servicer,

                        PRUDENTIAL ASSET RESOURCES, INC.
                         as Prudential Master Servicer,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                         as Wells Fargo Master Servicer,

                            CENTERLINE SERVICING INC.
                              as Special Servicer,

                        LASALLE BANK NATIONAL ASSOCIATION
   as Paying Agent, Certificate Registrar, Authenticating Agent and Custodian,

                                       and

            THE BANK OF NEW YORK TRUST COMPANY, NATIONAL ASSOCIATION
                                   as Trustee

      This SUBSERVICING AGREEMENT, dated and effective as of May 1, 2007, by and between CAPSTONE REALTY ADVISORS, LLC (in the capacity of subservicer, the "Subservicer") and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, acting solely in its capacity as Wells Fargo Master Servicer under the Pooling and Servicing Agreement (as defined below) (the "Master Servicer").

                              Preliminary Statement
                              ---------------------

            WHEREAS, Morgan Stanley Capital I Inc., as depositor, Capmark Finance Inc., as general master servicer, Prudential Asset Resources, Inc., as Prudential master servicer, Wells Fargo Bank, National Association, as Wells Fargo master servicer, Centerline Servicing Inc., as special servicer (together with its successors and assigns in such capacity, the "Special Servicer"), LaSalle Bank National Association, as paying agent, certificate registrar, authenticating agent and custodian, and The Bank of New York Trust Company, National Association, as trustee (together with its successors and assigns in such capacity, the "Trustee"), have entered into a Pooling and Servicing Agreement, dated May 1, 2007, relating to the Morgan Stanley Capital I Trust 2007-IQ14, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14 (as amended, from time to time, the "Pooling and Servicing Agreement"), a copy of which is attached hereto as Exhibit A;

            WHEREAS, the Master Servicer desires that the Subservicer act as Subservicer with respect to the mortgage loans listed on Schedule I hereto (each, a "Mortgage Loan") and provide, on behalf of the Master Servicer, the necessary servicing of the Mortgage Loans performed in a manner consistent with the Servicing Standard and in a manner consistent with this Agreement and the Pooling and Servicing Agreement from the Closing Date until this Agreement is terminated in accordance herewith;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Subservicer and the Master Servicer hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below. Capitalized terms not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

            "ABS Issuing Entity": Each trust or entity that has issued asset-backed securities that directly or indirectly evidence interests in or are secured by a pledge of one or more mortgage loans serviced hereunder (regardless of whether such mortgage loan constitutes a "Mortgage Loan" under the other provisions of this Agreement), it being understood that the trust established under the Pooling and Servicing Agreement constitutes an ABS Issuing Entity.

            "Agreement": This Subservicing Agreement, as modified, amended and supplemented from time to time, including all exhibits, schedules and addenda hereto.

            "Applicable Depositor": The Depositor under the IQ14 Transaction or the depositor with respect to an ABS Issuing Entity other than the IQ14 Trust.

            "Day One Report": With respect to each Mortgage Loan, a statement in the form of the CMSA Loan Periodic Update File (in the form and containing the information called for by the version of such report in effect at the time under the reporting standards of the CMSA) setting forth the scheduled payments of interest and principal and the amount of any unanticipated prepayments of which the Subservicer has received notice (including without limitation those for which a notice has been given to the effect that the prepayment will be made at any time during the applicable Collection Period), indicating the Mortgage Loan and on account of what type of payment such amount is to be applied on behalf of the related Mortgagor.

            "Enhancement Provider": Any person that the Master Servicer notifies the Subservicer is an enhancement or support provider contemplated by Item 1114 or Item 1115 of Regulation AB with respect to an ABS Issuing Entity.

            "Form 8-K": Form 8-K under the Exchange Act.

            "Form 10-D": Form 10-D under the Exchange Act.

            "Form 10-K": Form 10-K under the Exchange Act.

            "IQ14 Transaction": The transaction to which the Pooling and Servicing Agreement relates.

            "IQ14 Trust": The ABS Issuing Entity to which the Pooling and Servicing Agreement relates.

            "Loan Status Reports": The form of reports to be submitted by Subservicer with respect to reporting about the status of real estate taxes, status of insurance and status of UCC financing statement for the Mortgage Loans as more particularly described and set forth in Exhibit B-3.

            "Master Servicer": As defined in the preamble to this Agreement.

            "Master Servicer Servicing Documents": A copy of the documents contained in the Mortgage File for the Mortgage Loans.

            "Monthly Remittance Report": The Monthly Remittance Report described in Exhibit B-2 hereto and required to be delivered by the Subservicer to the Master Servicer under the Task Description.

            "Mortgage Loan": As defined in the Preliminary Statement.

            "Officer's Certificate": In the case of the Subservicer, a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, or any Senior Vice President, Vice President or Assistant Vice President or an employee designated as a Subservicing Officer pursuant to this Agreement.

            "Originator": Any person (or group of affiliated persons) that the Master Servicer notifies the Subservicer has, within the meaning of Item 1110 of Regulation AB, originated, or is expected to originate, 10% or more of the pool assets of an ABS Issuing Entity.

            "Other Material Party": Any person that the Master Servicer notifies the Subservicer is a material party related to the asset-backed securities issued by an ABS Issuing Entity.

            "Payment and Collection Description": The description of the obligations of the Subservicer with respect to collection and remittance of payments on the Mortgage Loans as more particularly described in Section 2.1(e).

            "Payment and Loan Status Reports": Collectively, the Monthly Remittance Reports, the Loan Status Reports and the following reports described in the Task Description: the CMSA Operating Statement Analysis Reports, the CMSA NOI Adjustment Worksheets, the CMSA Loan Periodic Update File, the CMSA Property File, the CMSA Loan Level Reserve/LOC Report, the CMSA Servicer Watch List, the CMSA Comparative Financial Status Report and any other CMSA reports referred to on the Task Description.

            "Pooling and Servicing Agreement": As defined in the preamble to this Agreement.

            "Power of Attorney": A power of attorney of the Master Servicer in favor of the Subservicer substantially in the form of Exhibit C hereto.

            "Regulations": The rules, regulations and policy statements of the SEC as in effect from time to time.

            "Relevant Servicing Criteria": The Servicing Criteria applicable to the Subservicer, as set forth on Exhibit F hereto, which for this purpose shall be construed as if the Subservicer were a "Primary Servicer" referred to therein.

            "SEC": The Securities and Exchange Commission.

            "Services": Those activities to be provided by the Subservicer for the Servicing of the Mortgage Loans pursuant to the provisions of this Agreement.

            "Servicing": With respect to any Mortgage Loan, the right and obligation of the Subservicer to administer such Mortgage Loan in accordance with the provisions hereof.

            "Servicing Documents": The Master Servicer Servicing Documents and Subservicer Servicing Documents.

            "Servicing Standard": With respect to the Subservicer, to service and administer the Mortgage Loans that the Subservicer is obligated to service and administer pursuant to this Agreement on behalf of the Master Servicer and in the best interests of and for the benefit of the Certificateholders (as determined by the Subservicer in its good faith and reasonable judgment), in accordance with applicable law, the terms of this Agreement and the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, further as follows: (a) with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible hereunder; (b) with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans; and without regard to: (I) any other relationship that the Subservicer, or any Affiliate thereof, may have with the related Mortgagor; (II) the ownership of any Certificate by the Subservicer, or any Affiliate thereof; (III) the Master Servicer's obligation to make Advances; and (IV) the right of the Subservicer (or any Affiliate thereof) to receive reimbursement of costs, or the sufficiency of any compensation payable to it, hereunder or with respect to any particular transaction; provided, however, that in no event shall the foregoing standards be less than the applicable provisions of the Servicing Standard set forth in the Pooling and Servicing Agreement.

            "Significant Obligor": With respect to the IQ14 Transaction, a person that the Master Servicer notifies the Subservicer is a "significant obligor" within the meaning of Item 1101(k) of Regulation AB.

            "Special Servicer": As defined in the Preliminary Statement.

            "Subservicer": As defined in the preamble to this Agreement.

            "Subservicer Collection Account": An account which is an Eligible Account established by Subservicer for the purposes set forth in this Agreement in the name of "Capstone Realty Advisors, LLC, as Subservicer for Wells Fargo Bank, National Association, as Master Servicer for The Bank of New York Trust Company, National Association, as Trustee for the Holders of Morgan Stanley Capital I Trust 2007-IQ14, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14"

            "Subservicer Default": As defined in Section 6.1 hereof.

            "Subservicer Determination Date": The Business Day immediately preceding each Determination Date.

            "Subservicer Errors and Omissions Insurance Policy": As defined in
Section 5.3(a) hereof.

            "Subservicer Fidelity Bond": As defined in Section 5.3(a) hereof.

            "Subservicer Form 8-K Information Report": As defined in Section 5.12(c)(i) hereof.

            "Subservicer Form 10-D Information Report": As defined in Section 5.12(c)(ii) hereof.

            "Subservicer Form 10-K Information Report": As defined in Section 5.12(c)(iii) hereof.

            "Subservicer Remittance Date": For each Distribution Date, the Business Day immediately succeeding the related Subservicer Determination Date.

            "Subservicer Servicing Documents": (a) A copy of the documents contained in the Mortgage Files for the Mortgage Loans and (b) all other servicing documents and records in possession of Subservicer that relate to or are used for the servicing of the Mortgage Loans and that are not required to be part of the applicable Mortgage Files.

            "Subservicing Fee": For each calendar month, as to each Mortgage Loan, an amount equal to the portion of the interest accrued during such calendar month on such Mortgage Loan at a rate per annum equal to the Subservicing Fee Rate and on the same interest accrual basis, for the same period and on the same principal balance on which the Master Servicer's "master servicing fee" accrues with respect to such Mortgage Loan under the Pooling and Servicing Agreement.

            "Subservicing Fee Rate": With respect to each Mortgage Loan, a rate per annum equal to the number of basis points set forth opposite such Mortgage Loan on Schedule I hereto.

            "Subservicing Officer": Any officer or employee of the Subservicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers or employees furnished to the Master Servicer by the Subservicer and signed by an officer of the Subservicer, as such list may from time to time be amended.

            "Subservicing Termination Date": As defined in Section 6.2 hereof.

            "Successor Subservicer": The Person selected by the Master Servicer upon the termination of the Subservicer resulting from any Subservicer Default, if any, who shall thereafter perform the Services with respect to the Mortgage Loans; provided, that the Master Servicer shall perform all Services with respect to the Mortgage Loan until such Person, if any, is selected.

            "Task Description": The outline description of the obligations of the Subservicer and Master Servicer with respect to the Mortgage Loans as set forth in Exhibit B-5 attached to this Agreement.

            "Trustee": As defined in the Preliminary Statement.

            "20% Servicer": Any person that the Master Servicer notifies the Subservicer is, within the meaning of Item 1108(a)(3) of Regulation AB, a servicer of 20% or more of the pool assets of an ABS Issuing Entity.

            "20% Subservicer": The Subservicer, if the Master Servicer notifies it that it is a 20% Servicer.

                                   ARTICLE II

                                  SUBSERVICING

            Section 2.1 Subservicing.

            (a) From the Closing Date until the Subservicing Termination Date, Master Servicer hereby authorizes and directs Subservicer to service, and the Subservicer hereby agrees to service, the Mortgage Loans as Subservicer on behalf and at the direction of the Master Servicer as provided in this Agreement.

            (b) The Subservicer shall perform all tasks and responsibilities necessary to satisfy the requirements set forth under the Task Description, in each case in a manner not inconsistent with the Pooling and Servicing Agreement.

            (c) On or before the Closing Date the Subservicer shall establish the Subservicer Collection Account, which shall be an Eligible Account, notify the Master Servicer in writing of the name and address of the depository institution at which the Subservicer Collection Account is maintained and the number of the Subservicer Collection Account. The Subservicer shall deliver to the Master Servicer prior written notice of any change in the location, name or address of the applicable depository institution or account number of the Subservicer Collection Account.

            (d) The Subservicer shall make efforts consistent with the Servicing Standard to collect all monthly payments of principal and interest with respect to the Mortgage Loans (except for payments due on or prior to the Cut-Off Date), as well as late charges, default interest, Prepayment Premiums, Insurance Proceeds, condemnation proceeds and any and all other amounts due from the Mortgagor or a third party with respect to the Mortgage Loans pursuant to the mortgage loan documents for each Mortgage Loan; provided, however, that with respect to any payments that are required under the terms of the applicable mortgage loan documents to be made directly to a Person other than the holder of the related Mortgage Loan, the Subservicer shall use efforts consistent with the Servicing Standard to cause such payments to be made. The Subservicer shall deposit all payments and collections received by the Subservicer into the Subservicer Collection Account on a daily basis; provided, however, that the Subservicer shall be entitled to retain and pay to itself the related Subservicing Fee from the interest portion of any such payments. Payments and collections on the Mortgage Loans received by the Subservicer, including any full or partial prepayments, payments at maturity or other payoffs, that are made in accordance with the related Mortgage Loan documents shall be posted by the Subservicer to the Mortgagor records maintained by the Subservicer not more than two Business Days after receipt and shall be allocated to principal, interest or other items (e.g., escrow) in accordance with the related Mortgage Loan documents. On a monthly or more frequent basis, the Subservicer shall maintain records documenting the Subservicer's collection efforts in connection with any delinquencies that may arise and such records shall describe the Subservicer's activities in monitoring delinquent Mortgage Loans, including, for example, phone calls, letters and other communications.

            (e) The Subservicer shall not withdraw funds from the Subservicer Collection Account, except as follows: (1) on the Subservicer Remittance Date occurring in each month, the Subservicer shall remit to the Master Servicer by wire transfer of immediately available funds any and all amounts on deposit in the Subservicer Collection Account as of the close of business on the Subservicer Determination Date occurring in such month (net of any amounts permitted to be withdrawn prior thereto), other than any amounts that represent Scheduled Payments received for a Due Date occurring after such Subservicer Determination Date; (2) the Subservicer shall remit to the Master Servicer by wire transfer of immediately available funds within one Business Day following the receipt thereof any late payments and any principal prepayments or other unscheduled payments or Balloon Payments (in each case including the related interest payment paid by the Mortgagor); (3) the Subservicer shall be entitled to withdraw and pay to itself any investment or other income earned on amounts on deposit in the Subservicer Collection Account to the extent provided below;
(4) the Subservicer shall withdraw and pay to itself each other item of compensation to which it is entitled (but only from the amounts from which such compensation is payable as otherwise provided herein) and (5) the Subservicer shall be entitled to withdraw from the Subservicer Collection Account at any time any amounts on deposit therein that were not required to be deposited into the Subservicer Collection Account. The Subservicer shall provide the Master Servicer immediate notice of the Subservicer becoming aware that any Principal Prepayment is to be made on any Determination Date. The Subservicer shall keep and maintain separate accounting for the purpose of justifying any withdrawals made from the Subservicer Collection Account. In the event any payments received by Subservicer becomes NSF after the monies associated with that payment have been remitted to the Master Servicer, the Master Servicer will return such moneys to Subservicer by wire transfer in immediately available funds within one Business Day following notice from the Subservicer. Funds in the Subservicer Collection Account may be invested and, if invested, shall be invested by, and at the risk of, the Subservicer in Eligible Investments selected by the Subservicer which shall mature, unless payable on demand, not later than the Business Day immediately preceding the next date on which such funds are required to be remitted to the Master Servicer, and any such Eligible Investment shall not be sold or disposed of prior to its maturity unless payable on demand. All such Permitted Investments shall be made in the name of "The Bank of New York Trust Company, National Association, as Trustee for the Holders of the Morgan Stanley Capital I Trust 2007-IQ14, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14." An amount equal to all income and gain realized from any such investment shall be for the account of the Subservicer as additional servicing compensation and the Subservicer shall be entitled to withdraw such income and gain from the Subservicer Collection Account at any time and from time to time. The amount of any losses incurred in respect of any such investments shall be for the account of the Subservicer, which shall deposit the amount of such loss (to the extent such loss is not offset by income from other investments) in the Subservicer Collection Account out of its own funds immediately as realized.

            (f) With respect to escrow or reserve payments as listed on the Task Description, the Subservicer shall collect escrow or reserve amounts with respect to the Mortgage Loans, and shall deposit such funds in an escrow account (the "Subservicer Escrow Account"), which shall be an Eligible Account, and shall maintain, disburse and account for such funds as provided in the Task Description, for real estate taxes, insurance and reserves, and escrows for repairs, replacements, principal and interest payments and lease payments, and any other matters specified in any agreement in which funds are held at the time, and in the manner and for the purposes as otherwise required or delineated in the mortgage loan documents for each Mortgage Loan and with respect to the Master Servicer under the Pooling and Servicing Agreement. The Subservicer may direct the investment of such funds subject to and in accordance with the criteria and requirements set forth in the Pooling and Servicing Agreement relating to Escrow Accounts, including without limitation the obligation to deposit into the Subservicer Escrow Account the amount of any investment losses to the extent required in the Pooling and Servicing Agreement. The Subservicer shall have the benefit and shall retain all interest and income earned on the Subservicer Escrow Account for the Mortgage Loans that is not paid to Mortgagors. In connection with such funds and all other funds (if any) held by or maintained under the control of the Subservicer hereunder on behalf of the Mortgagors, the Subservicer shall analyze such funds (according to the related Mortgage Loan documents) not less frequently than annually; the Subservicer shall pay or credit to the related Mortgagors interest or income on such funds to which they are entitled, all in accordance with the related Mortgage Loan documents and applicable state law; and the Subservicer shall return the remainder of such funds to the Mortgagor within 30 days following the full repayment of the related Mortgage Loan. If the Subservicer is required under this Agreement to make payments or disbursements to third parties (such as tax or insurance payments) on behalf of a Mortgagor from funds held by or maintained under the control of the Subservicer hereunder on behalf of such Mortgagor, such payment or disbursement shall be made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Subservicer at least 30 calendar days prior to these dates. Any late payment penalties in connection with any such payment or disbursement to be made on behalf of a Mortgagor shall be paid from the Subservicer's funds (without right of reimbursement therefor) and not charged to the Mortgagor, unless the late payment was due to the Mortgagor's error or omission. Any such payments or disbursements made on behalf of a Mortgagor shall be posted by the Subservicer to the Mortgagor records maintained by the Subservicer, in each case within two Business Days after the payment or disbursement.

            (g) Notwithstanding any contrary provision of the Task Description, the Subservicer shall actively monitor each Mortgagor to determine whether it is maintaining insurance coverage required by the related mortgage loan documents and the Pooling and Servicing Agreement. If at any time the Subservicer determines that any Mortgagor may not be maintaining or does not maintain terrorism or other insurance coverage required by the mortgage loan documents and the Pooling and Servicing Agreement, the Subservicer shall promptly notify the Master Servicer of such possible or actual failure and, if requested, provide the Master Servicer with details of the Mortgagor's insurance coverage. The Master Servicer will make (i) the determination of whether or not the insurance coverage meets the requirements of the mortgage loan documents and the Pooling and Servicing Agreement, including any assessment of the availability of such insurance at commercial reasonable rates and terms, (ii) any decision to advance or force place insurance and (iii) any determination to waive or enforce any such insurance requirement.

            Section 2.2 Standard of Care. The Subservicer shall perform all Services on behalf of the Master Servicer in accordance with the terms of this Agreement, the Servicing Standard and the applicable provisions of the Pooling and Servicing Agreement. Subservicer and the Master Servicer agree that, in connection with the performance of its obligations hereunder, the Subservicer shall be entitled to request from the Master Servicer, and the Master Servicer agrees that it shall provide, express instructions for the completion of any of the Services to be performed or completed by the Subservicer, to the extent necessary to clarify any ambiguities in the terms of this Agreement. The Master Servicer further agrees that the Subservicer shall be entitled to rely upon any such written instructions. The Master Servicer shall be entitled from time to time to provide reasonable instructions to the Subservicer regarding the actions or inactions that comply with the Servicing Standard under the Pooling and Servicing Agreement and the Subservicer shall comply with such instructions.

            Section 2.3 Compensation and Other Payments to the Subservicer. As consideration for the Subservicer's performance of the Services hereunder, the Subservicer shall be entitled to deduct (and retain from the remittance otherwise required to be made to the Master Servicer) the Subservicing Fee in accordance with Section 2.1(e) of this Agreement, with respect to the related Collection Period for the Mortgage Loans, and only with respect to such Mortgage Loan for which a payment was received by the Master Servicer or forwarded to the Master Servicer by the Subservicer. Notwithstanding the foregoing, Subservicer shall not be entitled to a Subservicing Fee with respect to any Mortgage Loan for which a Servicing Transfer Event has occurred unless such Mortgage Loan becomes a Rehabilitated Mortgage Loan or with respect to which the Subservicer has been terminated as Subservicer under this Agreement and the Pooling and Servicing Agreement.

            Subservicer shall have the benefit and shall retain all interest and income earned on the Subservicer Collection Account for the Mortgage Loans to the extent provided in Section 2.1(e) and on the Subservicer Escrow Account to the extent provided in Section 2.1(f). If Subservicer is terminated under this Agreement, it shall be entitled to collect all such interest and income that accrues through the date of termination. If any Mortgage Loan becomes a Specially Serviced Mortgage Loan, Subservicer shall be entitled to collect all such interest and income that accrues through the date of the applicable Servicing Transfer Event. The right to retain such interest and income shall resume if such Mortgage Loan becomes a Rehabilitated Mortgage Loan.

            The Subservicer shall also be entitled to retain the fees or portions of fees set forth in the Task Description and Exhibit B-6. The Subservicer shall not be entitled to receive any default interest or late fees collected from the Mortgagor, and the Subservicer shall promptly, upon collection of such amounts, forward such interest and fees to the Master Servicer in accordance with the Payment and Collection Description. Subservicer may waive the right to collect a fee or portion of a fee to which it is entitled under this Agreement but may not waive or otherwise affect the rights of other parties to any other fees or portions of fees to which Subservicer is not entitled.

            The Subservicer shall be required to pay out of its own funds, without reimbursement, all overhead and general and administrative expenses incurred by it in connection with its servicing activities hereunder, including costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses, and Subservicer shall be required to pay all expenses that it incurs in the administration of this Agreement (but not those incurred at the direction or request of Master Servicer or a third party which direction or request requires the performance of a task or obligation not contemplated of Subservicer under this Agreement) and shall not be entitled to reimbursement of such costs and expenses, except (1) as may be specifically provided in this Agreement or (2) to the extent expenses are reimbursable by a Mortgagor under the applicable mortgage loan documents and the Mortgagor makes such reimbursement.

            Section 2.4 Subservicer Representations and Warranties. The Subservicer hereby makes the following representations and warranties for the benefit of the Master Servicer:

            (a) The Subservicer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Ohio, and the Subservicer is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement;

            (b) The execution and delivery of this Agreement by the Subservicer and the performance and compliance with the terms of this Agreement by the Subservicer will not violate the Subservicer's organizational documents or constitute default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

            (c) The Subservicer has the power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement;

            (d) This Agreement, assuming due authorization, execution and delivery by the Master Servicer, constitutes a valid, legal and binding obligation of the Subservicer enforceable against the Subservicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (e) The Subservicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Subservicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Subservicer to perform its obligations under this Agreement or the financial condition of the Subservicer;

            (f) No litigation is pending or, to the best of the Subservicer's knowledge, threatened against the Subservicer the outcome of which, in the Subservicer's good faith and reasonable judgment, could reasonably be expected to prohibit the Subservicer from entering into this Agreement or materially and adversely affect the ability of the Subservicer to perform its obligations under this Agreement;

            (g) No consent, approval, authorization or order, registration or filing with or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Subservicer with this Agreement or the consummation by the Subservicer of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Subservicer under this Agreement.

            (h) Since the origination of the Mortgage Loans, the Subservicer (in its capacity as interim servicer of the Mortgage Loans prior to the date hereof) has serviced the Mortgage Loans in accordance with their terms and in accordance with any interim servicing agreement applicable to such Mortgage Loans.

            (i) The Subservicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any securitization due to any act or failure to act on the part of the Subservicer.

            (j) The Subservicer has not been terminated as servicer or subservicer in a commercial mortgage loan securitization, due to a servicing default, an application of a servicing performance test or trigger, or a default in any of its Servicing duties.

            (k) No material noncompliance with the Servicing Criteria applicable to the Subservicer under any commercial mortgage loans securitizations has been disclosed or reported by the Subservicer.

            (l) There is no material risk that the effect on one or more aspects of Servicing resulting from the financial condition of the Sub-Servicer could have a material impact on the performance of the Mortgage Loans or the performance of the Certificates.

            (m) The Subservicer has not failed, in any other commercial mortgage loan securitization, to deliver to the related master servicer or depositor, in a timely, complete and accurate manner, (i) any disclosure of the type required to be delivered pursuant to Section 5.12(c) or (ii) any reports, certifications and other information of the type required to be delivered pursuant to clauses
(i) through (v) of Section 5.12(c).

                                   ARTICLE III

                           DOCUMENTS AND OTHER MATTERS

            Section 3.1 Segregation of Loan Documents. The Subservicer shall segregate the Subservicer Servicing Documents related to the Mortgage Loans from all other assets of the Subservicer and, upon request, forward to the Master Servicer copies of such documents or originals of such documents if in the possession of Subservicer and not part of the Mortgage File forwarded to the Trustee.

            Section 3.2 Access to Documents; Provision of Certain Information. The Subservicer shall make available to the Master Servicer or any Successor Subservicer, at a reasonable time, such information as the Master Servicer or such Successor Subservicer shall reasonably request in writing and shall make available to the Master Servicer or any Successor Subservicer or Persons designated by the Master Servicer or such Successor Subservicer such documents as the Master Servicer shall reasonably request in writing. The Subservicer shall afford access to the information described in Section 8.15(b) of the Pooling and Servicing Agreement to those Persons identified in such Section as entitled to access to such information from the Master Servicer. The Master Servicer shall make available to the Subservicer, at a reasonable time, such information as the Subservicer shall reasonably request in writing in connection with the performance of the Services and, subject to the terms and conditions of
Section 8.15(b) of the Pooling and Servicing Agreement, shall make available to the Subservicer or Persons designated by the Subservicer such documents related to the Mortgage Loans and the Servicing of the Mortgage Loans as the Subservicer shall reasonably request in writing.

                                   ARTICLE IV

                           MASTER SERVICER ASSISTANCE

            Section 4.1 Master Servicer Assistance.

            (a) The Master Servicer shall make reasonable efforts to do any and all things reasonably requested by the Subservicer to enable the Subservicer to render the Services, including, without limitation, delivering to the Trustee any receipts or other documentation that the Trustee may require to allow it to release any Mortgage Files or documents contained therein or acquired in respect thereof requested by the Subservicer. Notwithstanding any other provision of this Agreement to the contrary (including any contrary provision of Exhibit B-5), the Subservicer shall do any and all things reasonably requested by the Master Servicer to enable the Master Servicer to comply with its obligations under the Pooling and Servicing Agreement. Before the Master Servicer releases all or any portion of any Mortgage File or document contained therein or acquired in respect thereof to the Subservicer, the Master Servicer may require the Subservicer to execute a receipt therefor or, in the event of a Mortgage Loan that has been repaid in full, a certificate with respect to the payment in full of the related Mortgage Loan.

            (b) The Master Servicer shall deliver to the Subservicer the Power of Attorney on or before the Closing Date. If required in connection with the provision of the Services, the Master Servicer shall furnish, or cause to be furnished, to the Subservicer, upon request, any powers of attorney of the Master Servicer or the Trustee, empowering the Subservicer to take such actions as it determines to be reasonably necessary to comply with its Servicing duties hereunder or to enable the Subservicer to service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with the Servicing Standard and the terms of this Agreement. The Subservicer hereby agrees to indemnify the Master Servicer and the Trustee from any loss, damage, expense or claim relating to misuse or wrongful use of any such power of attorney.

            Section 4.2 Specially Serviced Mortgage Loans. The Subservicer shall promptly notify the Master Servicer and the Special Servicer, with respect to each Specially Serviced Mortgage Loan, of any questions, complaints, legal notices, or other communications relating to the foreclosure or default of such loans or bankruptcy proceedings of a Mortgagor that are received by the Subservicer and such other matters as would, consistent with the Servicing Standard, require notification to the owner or the servicer of the Mortgage Loan. The Master Servicer shall notify the Subservicer of any Specially Serviced Mortgage Loan becoming a Rehabilitated Mortgage Loan promptly following the Master Servicer's receipt of notice to such effect from the Special Servicer and shall request, upon request by the Subservicer, from the Special Servicer copies of all relevant documents received by the Special Servicer during the time that such Mortgage Loan was a Specially Serviced Mortgage Loan and deliver to the Subservicer such documents promptly following the Master Servicer's receipt thereof, together with any relevant documents received by the Master Servicer (other than from the Subservicer) during the time that such Mortgage Loan was a Specially Serviced Mortgage Loan.

                                    ARTICLE V

                        ADDITIONAL SUBSERVICER COVENANTS

            Section 5.1 Additional Notices. The Subservicer shall promptly notify the Master Servicer of any significant events which become known to Subservicer affecting the Mortgage Loans, the related Mortgagor or related Mortgaged Property, such as a payment default, a bankruptcy, a judicial lien or casualty event, and the Subservicer shall also promptly advise the Master Servicer of all material collection and customer service issues and, if requested, shall furnish the Master Servicer with copies of any correspondence or other documents in the possession of the Subservicer related to any such matter. If litigation is instituted with respect to a Mortgage Loan, the Subservicer, if aware of such litigation, shall notify the Master Servicer immediately as to the status of the litigation related to such Mortgage Loan and shall, when reasonably required or requested by the Master Servicer, provide to the Master Servicer copies of all pertinent information in the Subservicer's possession related to such litigation, including, without limitation, copies of related Servicing Documents.

            Section 5.2 No Personal Solicitation. The Subservicer hereby agrees that it will not knowingly take any action or cause any action to be taken by any of its agents or Affiliates, or independent contractors or working on its behalf, to personally, by telephone or mail, solicit the prepayment of any Mortgage Loan by any Mortgagor. The Subservicer agrees not to forward to any Mortgagor or other obligors under a Mortgage Loan, any correspondence or documents between Master Servicer and Subservicer without the consent of the Master Servicer or Special Servicer (each acting in its sole discretion), unless required by law.

            Section 5. 3 Fidelity Bond and Errors and Omissions Insurance
Policy.

            (a) The Subservicer, at its own expense, shall maintain in effect a fidelity bond (the "Subservicer Fidelity Bond") and an errors and omissions policy (the "Subservicer Errors and Omissions Insurance Policy") with a Qualified Insurer, naming the Master Servicer as additional insured, affording coverage for all directors, officers and employees (it being acknowledged that a "Qualified Insurer" shall for this purpose include any entity that satisfies all of the criteria, other than the ratings criteria, set forth in the definition of "Qualified Insurer" and whose obligations under the related Subservicer Fidelity Bond or Subservicer Errors and Omissions Insurance Policy are guaranteed or backed by an entity that satisfies the ratings criteria set forth in the definition of "Qualified Insurer" (construed as if such entity were an insurer referred to therein)). The Subservicer Errors and Omissions Insurance Policy and Subservicer Fidelity Bond shall be in such form and amount that would satisfy the requirements for such policies as the Master Servicer must satisfy as set forth in Section 8.2 of the Pooling and Servicing Agreement. The Subservicer shall furnish to the Master Servicer, not later than thirty (30) days after the Closing Date, evidence (which evidence may consist of a certificate from the applicable insurance company or companies) of the Subservicer's compliance with this Section 5.3(a).

            (b) The Subservicer shall promptly report in writing to the Master Servicer any material adverse changes that may occur in the Subservicer Fidelity Bond or the Subservicer Errors and Omissions Insurance Policy and shall furnish to the Master Servicer upon written request copies of all certificates from the applicable insurance company or companies evidencing that such bond and insurance policy are in full force and effect. The Subservicer shall promptly report in writing to the Master Servicer all cases of embezzlement or fraud or irregularities of operation relating to the servicing of the Mortgage Loans by the Subservicer and its employees, officers, directors, agents and representatives if such events involve funds relating to the Mortgage Loans. The total of such losses, regardless of whether claims are filed with the applicable insurer or surety, shall be disclosed in such reports together with the amount of such losses covered by insurance. If a bond or insurance claim report is filed with any of the Subservicer's bonding companies or insurers relating to the Mortgage Loans or the servicing thereof, a copy of such report (which report may omit any references to individuals suspected of such embezzlement, fraud or irregularities of operation) shall be promptly furnished to the Master Servicer.

            Section 5.4 Subservicer's Financial Statements and Related Information. The Subservicer shall deliver to the Master Servicer, within 120 days after the end of its fiscal year, a copy of its annual financial statements, such financial statements to be audited if then customarily audited, and with respect to any unaudited financial statements provided by the Subservicer, which financial statements shall be certified by the Subservicer's chief financial officer to be true, correct and complete. The Subservicer shall notify the Master Servicer, as of the Closing Date, of the Subservicer's fiscal year and shall notify the Master Servicer promptly after any change thereof.

            Section 5.5 No Advancing. Under no circumstance shall the Subservicer make or have an obligation to make any Advances. The Subservicer will promptly notify the Master Servicer in accordance with the Task Description if the Subservicer believes that a Servicing Advance is or will be required to be made with respect to any Mortgage Loan.

            Section 5.6 Inspection Rights. The Subservicer shall afford the Master Servicer and the Trustee, upon reasonable notice and during normal business hours, reasonable access to all records, information, books and documentation regarding the Mortgage Loans, and all accounts, insurance policies and other relevant matters relating to this Agreement, and access to Subservicing Officers of the Subservicer responsible for its obligations hereunder. Without limiting the foregoing, the Master Servicer may visit the offices of the Subservicer no more than once annually (including visits under similar subservicing agreements between the Master Servicer and the Subservicer for commercial mortgage loans) for the purpose of reviewing the Subservicer's compliance with this Agreement and such similar agreements, upon reasonable notice and during normal business hours, and Subservicer will cooperate with Master Servicer to provide Master Servicer with the information that Master Servicer reasonably requests to permit such review.

            Section 5.7 Authorized Officer. Subservicer shall provide Master Servicer promptly with a written list of authorized Subservicing Officers of Subservicer, which may be amended from time to time by written notice from Subservicer to Master Servicer; provided, however, that such list shall denote one principal Subservicing Officer responsible for the Subservicer's obligations under this Agreement.

            Section 5.8 Additional Reports. Subservicer shall produce such additional written reports with respect to the Mortgage Loans as the Master Servicer may from time to time reasonably request in order to comply with its obligations under the Pooling and Servicing Agreement, provided that if any Person is requesting the report from the Master Servicer pursuant to the Pooling and Servicing Agreement, such report constitutes an ad-hoc non-standard report, no additional recalculation or combinations of the information provided by the Subservicer are required for the Master Servicer to produce such report and the Master Servicer receives a fee for the production of such report, then the Master Servicer shall pay such fee to the Subservicer.

            Section 5.9 Consents. Proposed modifications, waivers, consents or amendments shall be handled as set forth in Exhibit B-6.

            Section 5.10 Prepayment Interest Shortfalls. For any Mortgage Loan, Subservicer shall require Principal Prepayments to be made so as not to cause a Prepayment Interest Shortfall. If the mortgage loan documents of a related Mortgage Loan do not allow Subservicer to require Principal Prepayments (or condition acceptance of Principal Prepayments) on a date that will avoid a Prepayment Interest Shortfall ("Non-Mandatory Prepayment Date Mortgage Loan"), then Subservicer shall pay to Master Servicer on the date specified in Section 2.1(c)(iv) of this Agreement, in addition to all other amounts due for such Principal Prepayment, an amount payable by the Subservicer from its own funds without reimbursement therefor equal to any Prepayment Interest Shortfall that results from such Principal Prepayment; provided, however, that for all Principal Prepayments received during any Collection Period, the Subservicer shall in no event be required to remit an amount greater than the amount of the aggregate of the Subservicing Fees for such Collection Period.

            Section 5.11 Quarterly Servicing Accounts Reconciliation Certification. The Subservicer shall execute and deliver to the Master Servicer a certification substantially in the form set forth in Exhibit D hereto no later than the 25th calendar day of each January, April, July and October, commencing in July 2007 (the date of such delivery, in each case, a "Reconciliation Certification Date"), with respect to the three consecutive calendar months immediately preceding the calendar month in which such Reconciliation Certification Date falls.

            Section 5.12 Exchange Act Reports; Annual Compliance Documents.

            (a) Regulation AB Compliance. The Subservicer shall comply with the reporting and certification requirements required to be complied with by a "Reporting Servicer", a "Sub-Servicer", a "Servicing Function Participant" and/or an "Additional Servicer" under Articles XIII of the Pooling and Servicing Agreement (whether or not the Subservicer's activities satisfy the percentage requirement set forth in the definition of "Servicing Function Participant" under the Pooling and Servicing Agreement (or, implicitly, in the definitions of "Reporting Servicer" or "Sub-Servicer" under the Pooling and Servicing Agreement) or the definitional requirements of "Additional Servicer" under the Pooling and Servicing Agreement). The foregoing requirements shall be subject to
Section 5.12(b) through Section 5.12(h), which in certain cases shall limit and in certain cases shall expand the requirements to be complied with by the Subservicer pursuant to the preceding sentence.

            (b) Filing Obligations - General. The Subservicer shall provide reasonable cooperation to the Master Servicer, the Paying Agent, the Depositor and any other Applicable Depositor in connection with the satisfaction of the Trust's (or another ABS Issuing Entity's) reporting requirements under the Exchange Act.

            (c) Certain Reports, Certifications and Compliance Information. With respect to each ABS Issuing Entity, the Subservicer shall comply with the following provisions of this Section 5.12(c) in furtherance of Section 5.12(a) and the Pooling and Servicing Agreement provisions identified below (and, unless the Master Servicer reasonably advises the Subservicer (on a going-forward basis) that additional deliveries are required, such compliance by the Subservicer shall satisfy the Subservicer's requirements under Section 5.12(a) with respect to such Pooling and Servicing Agreement provisions):

            (i) Form 8-K Information. In furtherance of Section 13.7 of the Pooling and Servicing Agreement, with respect to each ABS Issuing Entity (for so long as it is subject to Exchange Act reporting requirements), not later than one Business Day after the Subservicer becomes aware of the occurrence of any event described below, the Subservicer shall deliver to the Master Servicer a report (a "Subservicer Form 8-K Information Report") setting forth the information specified below with respect to such event (to the extent that such information relates to the Subservicer or to the mortgage loans serviced by the Subservicer hereunder):

                  (A) In connection with the termination or expiration, or the amendment of any provisions, of a material sub-subservicing agreement:

                        (1) the date of termination of the agreement, the
                  identity of the parties to the agreement, and a brief description of any material relationship between the Subservicer or its affiliates and any of the parties other than in respect of the agreement;

                        (2) a brief description of the terms and conditions of
                  the agreement that are material to the Subservicer;

                        (3) a brief description of the material circumstances
                  surrounding the termination;

                        (4) any material early termination penalties incurred by
                  the Subservicer; and

                        (5) a copy of the termination agreement (if any) or
                  amendment.

                  (B) In connection with any instance of a bankruptcy or
            insolvency proceeding involving the Subservicer or any Significant
            Obligor:

                        (1) the name or other identification of the proceeding;
                  and

                        (2) the date on which (x) jurisdiction was assumed by a
                  court or governmental authority over the assets or business of the Subservicer or any Significant Obligor or (y) any order confirming a plan of reorganization, arrangement or liquidation of the Subservicer or any Significant Obligor; and

                        (3) such other information as the Master Servicer may
                  reasonably request of the Subservicer with respect to such bankruptcy or insolvency proceeding (the purpose of such information being to enable the Master Servicer and/or the Depositor to be responsive to the informational requirements of Item 1.03 of Form 8-K).

                  (C) In connection with the resignation, removal, replacement or substitution of a sub-subservicer of the Subservicer, or the appointment of a new such sub-subservicer:

                        (1) the date on which the event occurred and the
                  circumstances surrounding the change; and

                        (2) the material terms regarding such resignation,
                  removal, replacement, substitution or appointment, including
                  (I) provisions for selecting a successor sub-subservicer and financial or other requirements that must be met by a successor sub-subservicer, (II) the process for transferring servicing to a successor sub-subservicer and (III) provisions for payment of expenses associated with the servicing transfer and any additional fees charged by a successor sub-subservicer (specifying the amount of any funds set aside for such servicing transfer);

                        (3) a copy of the written instruments or agreements
                  pursuant to which such resignation, removal, replacement, substitution or appointment was effect; and

                        (4) such other information as the Master Servicer may
                  reasonably request of the Subservicer with respect to such resignation, removal, replacement or substitution (the purpose of such information being to enable the Master Servicer and/or the Depositor to be responsive to the informational requirements of Item 6.02 of Form 8-K);

            provided, however, that to the extent that any information called for by this Section 5.12(c)(i)(C) regarding such sub-subservicer is not determined or is unavailable at the time of the Form 8-K filing as to which such information applies, the Subservicer shall include a statement to this effect in the Subservicer Form 8-K Information Report and then must deliver an amendment to such report containing the undetermined or unavailable information within one Business Day after such information is determined or becomes available.

                  (D) any other information of importance to Certificateholders
            (determined by the Subservicer in accordance with the Servicing Standard) that (A) is not otherwise required to be included in any report to be delivered or otherwise made available to the Master Servicer hereunder, (B) the Subservicer has determined, in accordance with the Servicing Standard, could have an adverse effect on payments to any Class of Certificateholders, and (C) is directly related to a Mortgage Loan.

                  (ii) Form 10-D Information. In furtherance of Section 13.4 of the Pooling and Servicing Agreement, with respect to each ABS Issuing Entity (for so long as it is subject to Exchange Act reporting requirements), not later than the date in each month when the Subservicer is required to deliver to the Master Servicer the CMSA Loan Periodic Update File under the other provisions of this Agreement, the Subservicer shall deliver to the Master Servicer a report (a "Subservicer Form 10-D Information Report") setting forth the information specified below relating to the Distribution Date occurring in such month, to the extent that such information relates to the Subservicer or to the mortgage loans serviced by the Subservicer hereunder:

                  (A) a description of (x) any material legal proceedings that involve the Subservicer of a Significant Obligor or to which any of its or such Significant Obligor's property is subject or (y) any changes in the status of such legal proceedings;

                  (B) if any mortgage loan serviced hereunder and held by the applicable ABS Issuing Entity involves a Significant Obligor, any financial information and/or financial statements regarding such Significant Obligor that the Master Servicer may reasonably request of the Subservicer to enable the Master Servicer to be responsive to the informational requirements of Item 6 of Form 10-D and Item 1112(b) of Regulation AB referred to therein;

                  (C) any change in how the Subservicer defines or determines delinquencies, charge-offs and uncollectible accounts with respect to the mortgage loans serviced by the Subservicer hereunder, addressing the effect of any grace period, reaging, restructure, partial payments considered current or other practices on delinquency in loss experience;

                  (D) any other material information regarding delinquencies and losses specific to the asset type represented by the mortgage loans serviced by the Subservicer, such as repossession information, foreclosure information and real estate owned (REO) or similar information;

                  (E) information as to the mortgage loans serviced by the
            Subservicer (such interest rate information to be provided for such mortgage loans, if applicable in appropriate distributional groups or incremental ranges);

                  (F) information as to beginning and ending balances of
            transaction accounts, such as reserve accounts, and material account activity during the relevant period; and

                  (G) such other information as the Master Servicer may
            reasonably request of the Subservicer (the purpose of such information being to enable the Master Servicer and/or the Depositor to be responsive to the informational requirements of Form 10-D).

            (iii) Form 10-K Information (Other than Annual Compliance Information). In furtherance of Section 13.5 of the Pooling and Servicing Agreement, with respect to each ABS Issuing Entity (for so long as it is subject to Exchange Act reporting requirements), not later than March 1 of each year, the Subservicer shall deliver to the Master Servicer a report (a "Subservicer Form 10-K Information Report") setting forth the information specified below (excluding any report regarding its assessment of compliance, any report by a registered public accounting firm that attests to and reports on such assessment report, and any statement of compliance, which reports and statements shall be governed by Section 5.12(c)(iv)), to the extent such information relates to the most recently ended calendar year and to the Subservicer or the mortgage loans serviced by the Subservicer hereunder:

                  (A) a description of (x) any material legal proceedings that involve the Subservicer or a Significant Obligor or to which any of its or such Significant Obligor's property is subject or (y) any changes in the status of such legal proceedings;

                  (B) if any mortgage loan serviced hereunder and held by the applicable ABS Issuing Entity involves a Significant Obligor, any financial information and/or financial statements regarding such Significant Obligor that the Master Servicer may reasonably request of the Subservicer to enable the Master Servicer to be responsive to the informational requirements of Instruction J(2)(b) to Form 10-K and Item 1112(b) of Regulation AB referred to in such instruction;

                  (C) the following descriptions of affiliations:

                        (I) a description of the existence and nature of any
                  affiliation between the Subservicer, on the one hand, and (u) the Trustee, (v) a 20% Servicer, (w) an Originator, (x) a Significant Obligor, (y) an Enhancement Provider or (z) an Other Material Party, on the other hand; and

                        (II) a description of the existence and character of any
                  relationship, agreement, arrangement, transaction or understanding between the Subservicer or any affiliate of the Subservicer, on the one hand, and any of the persons described in clause (u) through clause (z) of Section
                  5.12(c)(iii)(C)(I), on the other hand.

                  (iv) Annual Compliance Information. Not later than March 1 of each year, the Subservicer shall deliver to the Master Servicer the following reports and certifications:

                  (A) In furtherance of Section 13.10 of the Pooling and
            Servicing Agreement, a report regarding the Subservicer's assessment of compliance with the Relevant Servicing Criteria, as of and for the period ending the end of the prior calendar year, with respect to asset-backed securities transactions taken as a whole that are backed by the same asset type as that included in the IQ14 Transaction, which report of assessment shall contain the following:

                        (I) a statement of the Subservicer's responsibility for
                  assessing compliance with the Relevant Servicing Criteria;

                        (II) a statement that the Subservicer used the Servicing
                  Criteria to assess compliance with the Relevant Servicing Criteria;

                        (III) the Subservicer's assessment of compliance with
                  the Relevant Servicing Criteria as of and for the period ending the end of the prior calendar year (such assessment to include (y) disclosure of any material instance of noncompliance identified by the Subservicer with respect to the Relevant Servicing Criteria and (z) a discussion of the nature and status of each such instance of noncompliance); and

                        (IV) a statement that a registered public accounting
                  firm has issued an attestation report on the Subservicer's assessment of compliance with the Relevant Servicing Criteria as of and for the period ending the end of the prior calendar year;

                  (B) In furtherance of Section 13.11 of the Pooling and
            Servicing Agreement, a report by a registered public accounting firm (registered with the Public Company Accounting Oversight Board and subject to the reasonable approval of the Master Servicer) that attests to, and reports on, the assessment described in the preceding clause (A), which report shall be made in a manner that conforms or would conform to the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board and would conform to the requirements of Item 1122(b) and Item 1122(c)(1) of Regulation AB and shall be accompanied by a consent from such registered public accounting firm authorizing the filing of such report with the SEC;

                  (C) In furtherance of Section 13.9 of the Pooling and
            Servicing Agreement, a statement of compliance from the Subservicer signed by an authorized officer of the Subservicer, to the effect that: (a) a review of the Subservicer's activities during the then most-recently ended calendar year and of its performance under this Agreement has been made under such officer's supervision and (b) to the best of such officer's knowledge, based on such review, the servicer has fulfilled all of its obligations under this Agreement in all material respects throughout the then most-recently ended calendar year or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof; and

                  (D) such other information as the Master Servicer may
            reasonably request of the Subservicer (the purpose of such information being to enable the Master Servicer and/or the Depositor to be responsive to the informational requirements of Form 10-K).

            In addition, the Subservicer shall cooperate with the Depositor with respect to any consultation described in Article XIII of the Pooling and Servicing Agreement.

                  (v) Sarbanes-Oxley Back-Up Certification. In furtherance of
      Section 13.6 of the Pooling and Servicing Agreement, simultaneously with its delivery of the Subservicer Form 10-K Information Report, the Subservicer shall execute and deliver to or as directed by the Master Servicer and/or the Depositor a backup certification, which shall be in the precise form attached as Exhibit BB-6 to the Pooling and Servicing Agreement.

            (d) Forms of Reports. Each report and certification delivered by the Subservicer shall appear under a cover substantially in the form attached hereto as Exhibit E. Each report, certification and statement that is delivered or rendered by the Subservicer itself shall be signed by the senior officer of the Subservicer in charge of the servicing function of the Subservicer. In no event shall any statement or legend (whether such statement is included in, accompanies or is referred to in a report or certification hereunder) that purports to disclaim liability for any report or certification, or any portion thereof, have any force or effect to the extent that such limitation on liability would not be given effect under the Securities Act, the Exchange Act or the Regulations if a similar statement or legend were made by or on behalf of the applicable ABS Issuing Entity, the Master Servicer or the Depositor in a report or certification filed with the SEC or otherwise pursuant to the Regulations. The preceding statement shall not be construed to allow any limitation on liability that is not otherwise contemplated under this Section.

            (e) Evidence of Engagement of Accounting Firm. Not later than November 1 of each calendar year, the Subservicer shall deliver to the Master Servicer evidence (reasonably satisfactory to the Master Servicer) of the Subservicer's engagement of an accounting firm (registered with the Public Company Accounting Oversight Board and subject to the reasonable approval of Master Servicer) to perform the report described in subsection (c)(iv)(B).

            (f) Development of Applicable Servicing Criteria. If the Master Servicer determines that any Relevant Servicing Criteria are not applicable to the Subservicer and the Master Servicer so requests, the Subservicer shall cooperate with a Master Servicer in developing a subset of the Relevant Servicing Criteria that are applicable to the Subservicer based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Subservicer and that are backed by the same asset type backing the Certificates.

            (g) Reliance on Information. For purposes of its obligations under this Section, the Subservicer shall be entitled to rely on the following information to the extent that such information relates to mortgage loans that are not serviced under this Agreement: (i) the` final prospectus supplement prepared by the Depositor with respect to the offering of the securities issued by the ABS Issuing Entity, (ii) any reports delivered from time to time by the Master Servicer, the master servicer for the ABS Issuing Entity (if such party is not the Master Servicer), the trustee for the ABS Issuing Entity and/or the paying agent, certificate administrator or other similar party for the ABS Issuing Entity and (iii) information provided by the Depositor.

            (h) Servicing Transfers. Notwithstanding any resignation, removal or termination of the Subservicer, or any assignment of the obligations of the Subservicer, pursuant to the other provisions of this Agreement, the Subservicer shall remain obligated to comply from time to time with the reporting and certification obligations that would have been applicable under Section 5.12(c)(iii)(C) (report of affiliations), Section 5.12(c)(iii)(D) (assessment of compliance and related assessment by a public accounting firm), Section 5.12(c)(iii)(E) (compliance certification) and/or Section 5.12(c)(iv) (Sarbanes-Oxley backup certification) in the absence of such resignation, removal, termination or assignment, but only to the extent related to the time period prior to the effective date of such resignation, removal termination or assignment. Without limiting the generality of the preceding statement, if the Subservicer voluntarily assigns its obligations under this Agreement pursuant to the other provisions of this Agreement (or with the consent of the Master Servicer), then the successor Subservicer shall be obligated to cause the predecessor Subservicer to perform the surviving reporting and certification obligations set forth above and the failure to do so will constitute an "event of default" on the part of the successor Subservicer.

            (i) Acknowledgments. The parties acknowledge that the terms and conditions of this Agreement may result in the commencement of one or more reporting and/or certification obligations on a date that is subsequent to the date of this Agreement. The parties acknowledge that the provisions of this Section shall not be construed to require the Subservicer to sign any Form 8-K, Form 10-D or Form 10-K to be filed with respect to the ABS Issuing Entity with the SEC (except to the extent, if any, that the Regulations require such signature).

            (j) Certain Determinations. Insofar as the determination of any reporting or certification obligation hereunder depends on an interpretation of the Securities Act, the Exchange Act or the Regulations, then, as between the Subservicer on the one hand, and the Master Servicer or the Applicable Depositor (pursuant to such agreements as they may enter into between each other in their respective sole discretion), on the other, the determination of the Master Servicer or the Applicable Depositor shall be conclusive and binding in the absence of manifest error. The Subservicer shall be entitled to rely on any such determination that is made by the Master Servicer or the Applicable Depositor. In the event that the Subservicer initiates legal proceedings asserting an interpretation that differs from any such determination of the Master Servicer or the Applicable Depositor, then the Subservicer shall comply with such determination of the Master Servicer or the Applicable Depositor unless and until a final, nonappealable judgment is rendered in connection with such proceedings, in which case such final, nonappealable judgment shall control. If the Subservicer receives notice of interpretations hereunder from the Master Servicer and the Applicable Depositor that conflict with each other, the Subservicer shall promptly notify the Master Servicer and the Applicable Depositor, in which case the Subservicer shall comply with the interpretation described in the applicable notice from the Master Servicer. In any event, the initial interpretations set forth on Exhibit G hereto shall be binding on the Subservicer except to the extent otherwise set forth in a notice regarding interpretation delivered to the Subservicer by the Mater Servicer or the Applicable Depositor pursuant to the foregoing provisions of this subsection
(i).

            (k) Specific Regulatory Determinations. Notwithstanding any contrary provisions set forth in this Agreement, if the SEC or its staff issues any order, no-action letter or staff interpretation that relates specifically to asset-backed securities issuers or transactions established by the Applicable Depositor and/or its affiliates or specifically to the applicable ABS Issuing Entity, then, subject to the immediately succeeding sentence, the Subservicer shall comply with such order, no-action letter or staff interpretation insofar as such order, no-action letter or staff interpretation, or the interpretations reflected therein, does or would (if implemented) effect the reporting and certification obligations of the Subservicer hereunder. The compliance obligation otherwise described in the preceding sentence shall not be required unless there shall have been delivered to the Subservicer a notice of such order, no-action letter or staff interpretation, which notice attaches a copy of the applicable order, no-action letter or staff interpretation or relevant excerpts thereof.

            (l) Indemnification. The Subservicer shall indemnify and hold harmless each of the Master Servicer, any master servicer for an ABS Issuing Entity other than the IQ14 Trust, and each Certification Party (and any comparable party in an Other Securitization) (each such person, an "Indemnified Person") against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and other costs and expenses incurred by such Indemnified Person arising out of (i) a breach of the Subservicer's representations and warranties under clauses (i) through (m) of Section 2.4,
(ii) any failure on the part of the Subservicer to perform any of its obligations under this Section 5.12 or clause (7) of Article VII or (iii) negligence, bad faith or willful misconduct on the part of the Subservicer in the performance of such obligations.

            If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Person, then the Subservicer shall contribute to the amount paid or payable to the Indemnified Person as a result of the losses, claims, damages or liabilities of the Indemnified Person in such proportion as is appropriate to reflect the relative fault of the Indemnified Person on the one hand and the Subservicer on the other in connection with any breach, failure, negligence, bad faith or willful misconduct described in clause
(i), (ii) or (iii) of the preceding paragraph.

            (l) No Delegation. The Subservicer shall not delegate or subcontract any of its duties under this Section 5.12 under any circumstances, notwithstanding any provisions of this Agreement that otherwise authorizes the Subservicer to delegate its obligations under this Agreement.

            (m) Disclosure. The Subservicer hereby consents to the filing with the SEC, and the unrestricted disclosure to the public, of this Agreement, any amendment to this Agreement and any and all reports and certifications delivered under this Agreement.

            (n) Changes in Law. In the event that the Securities Act, the Exchange Act or the Regulations are amended to impose additional or more stringent reporting and/or certification obligations with respect to any ABS Issuing Entity, which additional or more stringent reporting and/or certification obligations are not otherwise effective pursuant to the other provisions of this Agreement, the Subservicer shall negotiate in good faith with the Master Servicer for an amendment to this Section 5.12 to result in compliance with such law or regulation as so amended (if applicable to the Subservicer). In the event that the Securities Act, the Exchange Act or the Regulations are amended to reduce reporting and/or certification obligations with respect to any ABS Issuing Entity, the Master Servicer shall negotiate in good faith with the Subservicer for an amendment to this Section 5.12 to result in compliance with such law or regulation as so amended.

            (o) Beneficiaries. This Section shall inure to the benefit of and be enforceable by the Master Servicer, the Trustee and the Depositor; the master servicer, the trustee, paying agent or certificate administrator and the depositor for an ABS Issuing Entity other than the IQ14 Trust; and, with respect to subsection (l), each person or entity referred to therein.

                                   ARTICLE VI

                        SUBSERVICER DEFAULT; TERMINATION;
                          POST-TERMINATION OBLIGATIONS

            Section 6.1 Subservicer Default. Each of the following events shall constitute a "Subservicer Default" hereunder:

            (i) any failure by the Subservicer to remit to the Master Servicer when due any amount required to be remitted under this Agreement; or

            (ii) except in the case of Section 6.1(iii), any failure by the Subservicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Subservicer contained in this Agreement, which failure continues unremedied for a period of twenty-five
      (25) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Subservicer by the Master Servicer; provided, however, that to the extent the Master Servicer determines, in its reasonable discretion, that the Subservicer is in good faith attempting to remedy such failure and the Certificateholders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the Subservicer to cure such failure; provided further that such cure period may not exceed sixty (60) days; and provided further that no such cure period shall apply if such failure to perform on the part of the Subservicer would result in an Event of Default by the Master Servicer under the Pooling and Servicing Agreement;

            (iii) any breach of the representations and warranties made pursuant to clauses (i) through (m) of Section 2.4 hereof or any failure by the Subservicer to comply with one or more provisions of Section 5.12 or clause (7) of Article VII; provided, however, that all of the following provisions shall apply:

                  (A) to the extent the Master Servicer determines, in its
            reasonable discretion, following consultation with the Applicable Depositor, that the Subservicer is in good faith attempting to remedy such failure and no Certification Party will be materially and adversely affected by giving the Subservicer an opportunity to cure such failure, the Master Servicer may, following consultation with the Applicable Depositor, give the Subservicer such opportunity;

                  (B) the period of time to cure such failure may not exceed three (3) days;

                  (C) no such cure period shall apply if such failure to perform on the part of the Subservicer would result in either failure by the Master Servicer (or the master servicer in an Other Securitization) to submit to the Depositor (or another Applicable Depositor, as applicable), or failure by the Depositor (or another Applicable Depositor) to submit to the SEC, timely, complete and accurate reports of the type described in Article XIII of the Pooling and Servicing Agreement; and

                  (D) unless the Master Servicer otherwise consents, the cure period described in this Section 6.1(iii) shall end on the earlier of (I) the date on which the Master Servicer has delivered (or would be required to deliver) a report or certification to the Applicable Depositor or to the SEC, which report is or would be inaccurate, incomplete or unable to be rendered as a result of such failure of the Subservicer and (II) the date on which the Applicable Depositor has delivered (or would be required to deliver) a report or certification to the SEC, which report is or would be inaccurate, incomplete or unable to be rendered as a result of such failure of the Subservicer; or

            (iv) any breach of the representations and warranties made pursuant to clauses (a) through (m) of Section 2.4 hereof that materially and adversely affects the interest of the Master Servicer and that continues unremedied for a period of twenty-five (25) days after the date on which written notice of such breach, requiring the same to be remedied, shall have been given by the Master Servicer to Subservicer; provided, however, that to the extent the Master Servicer determines in its reasonable discretion that the Subservicer is in good faith attempting to remedy such breach and the Certificateholders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the Subservicer to cure such breach; provided, however, that such cure period may not exceed sixty (60) days; and provided, further, that if such failure to perform on the part of the Subservicer results in an Event of Default (or an event that with notice or the passage of time would constitute such an Event of Default) by the Master Servicer under the Pooling and Servicing Agreement, then the cure periods described in this Section 6.1(iv) shall not apply; or

            (v) any Rating Agency shall qualify, lower or withdraw the outstanding rating of any Class of Certificates because the prospective financial condition or mortgage loan servicing capacity of the Subservicer is insufficient to maintain such rating; or

            (vi) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Subservicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

            (vii) the Subservicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings or of or relating to all or substantially all of its property; or

            (viii) the Subservicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

            (ix) any compliance assessment delivered by the Subservicer, or any attestation thereof by an accounting firm, includes an exception or variance from the criteria assessed therein that the Master Servicer determines, in its reasonable and good faith judgment, is a material exception or variance from the servicing criteria addressed therein or from the established practices of prudent institutional servicers of commercial mortgage loans held by securitization vehicles; or

            (x) any other event caused by the Subservicer which creates an Event of Default (or an event that with notice or the passage time would constitute such an Event of Default) of the Master Servicer under the Pooling and Servicing Agreement;

            (xi) the Subservicer shall fail to deliver any Exchange Act reporting items required to be delivered by the Subservicer under Section
      5.12 of this Agreement at the times required under such section, or the failure of the Subservicer to comply with any requirements to deliver any items required by Items 1122 and 1123 of Regulation AB under any other pooling and servicing agreement relating to any transaction similar to the IQ14 Transaction; or

            (xii) the Subservicer is a "Sub-Servicer" (as defined in the Pooling and Servicing Agreement) and is deemed to be a "Prohibited Party" (as defined in the Pooling and Servicing Agreement) at any time during which the Trust is subject to the reporting requirements of the Exchange Act.

            The Subservicer agrees to give prompt written notice to the Master Servicer and the Depositor (and any other Applicable Depositor) upon the occurrence of any Subservicer Default.

            If the Subservicer fails to remit to the Master Servicer when due any amount required to be remitted under this Agreement (whether or not such failure constitutes a Subservicer Default), then interest shall accrue on the amount that was required to be remitted, and the Subservicer shall promptly pay such interest to the Master Servicer, at a per annum rate equal to the Advance Rate from and including the date when such remittance was required to be made to but excluding the day when such remittance is actually made.

            Section 6.2 Termination.

            (a) The obligations and responsibilities of the Subservicer as created hereby (other than as expressly provided herein) shall terminate upon the earliest to occur of (i) the receipt by the Subservicer of the Master Servicer's written notice of such termination delivered at the Master Servicer's option following the occurrence of a Subservicer Default other than as described in Section 6.1(iii), (ii) the occurrence of a Subservicer Default described in
Section 6.1(iii), (iii) the final payment or other liquidation of the last Mortgage Loan remaining outstanding and (iv) the date set forth as the date of termination in an instrument executed by both the Subservicer and the Master Servicer and evidencing their mutual consent that this Agreement be terminated (the date on which any of the events described in clause (i), (ii) or (iii) of this sentence takes place (the "Subservicing Termination Date"). From and after the Subservicing Termination Date, the Subservicer shall, if applicable, continue to cooperate in the transfer of subservicing, including the delivery of files and transfer of accounts as contemplated hereby but shall have no further obligations under this Agreement.

            (b) Without limiting the foregoing, the Subservicer agrees that the rights and duties of the Master Servicer under this Agreement and the Pooling and Servicing Agreement may be assumed by a successor Master Servicer or the Trustee upon a termination of the Master Servicer's servicing rights pursuant to the Pooling and Servicing Agreement.

            (c) Subservicer's rights and obligations shall expressly survive a termination of Master Servicer's servicing rights pursuant to the Pooling and Servicing Agreement (except a termination of Master Servicer caused by a Subservicer Default). In the event of such a termination, any successor Master Servicer or the Trustee (if it assumes the servicing obligations of the Master Servicer) shall be deemed to automatically have assumed and agreed to this Agreement without further action upon becoming the successor Master Servicer.

            (d) Upon the request of Subservicer, the successor Master Servicer or Trustee, as applicable, shall confirm to Subservicer in writing that this Agreement remains in full force and effect. Upon the request of the successor Master Servicer or Trustee, Subservicer shall confirm to the successor Master Servicer or Trustee, as applicable, in writing that this Agreement remains in full force and effect.

            (e) The Master Servicer's reimbursement obligations to the Subservicer hereunder shall survive the Subservicing Termination Date, but only to the extent such reimbursement relates to a period prior to the termination of all of the Subservicer's obligations hereunder.

            (f) The rights of Master Servicer to terminate Subservicer upon the occurrence of a Subservicer Default shall be in addition to any other rights Master Servicer may have at law or in equity, including injunctive relief or specific performance.

            Section 6.3 Assignment by Subservicer. This Agreement and the rights and benefits hereunder of the Subservicer shall not be assignable, and the duties and obligations hereunder of such party shall not be delegable; provided, however, that (i) the Subservicer may assign, sell or transfer its rights and duties under this Agreement (in whole and not in part) to a parent company of Subservicer or a wholly-owned subsidiary or affiliate of such party, or a successor by merger of Subservicer; (ii) the Subservicer shall be entitled to employ subcontractors to the extent provided in Article VII and (iii) the Subservicer shall be entitled to assign, sell or transfer its rights and duties under this Agreement (in whole and not in part) with the reasonable approval of the Master Servicer and the Depositor, provided that (in the case of this subclause (iii)) the proposed successor to the Subservicer then (a) is rated "above average" or the equivalent by each Rating Agency, (b) has at least $15,000,000 in total assets and (c) is appropriately qualified to do business and/or is licensed in all jurisdictions where such qualification and/or licensing is necessary to service the Mortgage Loans. Any such assignment under this Section 6.3 (other than one described in clause (ii) above) shall (i) not be effective until such successor Subservicer enters into a written agreement satisfactory to the Master Servicer and the Depositor agreeing to be bound by the terms and provisions of this Agreement (but not altering the obligations under this Agreement); and (ii) not relieve the assigning Subservicer of any duties or liabilities arising or incurred prior to such assignment. Any costs or expenses incurred in connection with such assignment shall be payable by the assigning Subservicer. Any assignment or delegation or attempted assignment or delegation in contravention of this Agreement shall be null and void. Notwithstanding the provisions of this Section 6.3 (except for the preceding sentence), for so long as any ABS Issuing Entity is subject to the reporting requirements of the Exchange Act, the actions described in clause (i) above may not be taken without prior written consent of the Depositor.

            Section 6.4 Resignation of Subservicer. The Subservicer shall not resign from the obligations and duties hereby imposed on it (except as otherwise permitted under Section 6.3) unless it determines that the Subservicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Subservicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer. No such resignation shall become effective until a successor servicer designated by the Master Servicer shall have assumed the Subservicer's responsibilities and obligations under this Agreement.

            Section 6.5 Post-Termination Obligations.

            (a) In the event of a termination of the Subservicer's rights and duties hereunder due to a Subservicer Default, any assignment of the Subservicer's rights and duties hereunder permitted under Section 6.3 or any resignation of the Subservicer from its rights and duties hereunder permitted under Section 6.4, as the case may be, the Subservicer shall promptly (i) deliver the Servicing Documents to the Master Servicer or a Successor Subservicer, as directed by the Master Servicer, (ii) remit to or at the direction of the Master Servicer, by wire transfer of immediately available funds, all cash held by the Subservicer with respect to the Mortgage Loans, and
(iii) if so requested by the Master Servicer, assign to the Master Servicer or a Successor Subservicer, as directed by the Master Servicer, and in such event the Master Servicer shall assume, or cause the Successor Subservicer to assume, all service contracts related to the Mortgage Loans transferred thereon but only to the extent such contracts are assignable and the required consents (if any) to such assignments have been obtained. The Subservicer shall use all reasonable efforts to obtain the consents required to effect such assignments.

            (b) On and after the Subservicing Termination Date, the date of any assignment of the Subservicer's rights and duties hereunder in accordance with
Section 6.3 or the date of any resignation by the Subservicer from its rights and duties hereunder in accordance with Section 6.4, as the case may be, the Subservicer shall promptly endorse and send to or at the direction of the Master Servicer via overnight mail or delivery service any checks or other funds in respect of the Mortgage Loans which are received by the Subservicer.

            (c) The Subservicer shall provide to the Master Servicer promptly (but in no event later than ten (10) Business Days) after the Subservicing Termination Date, the date of any assignment of the Subservicer's rights and duties hereunder in accordance with Section 6.3 or the date of any resignation by the Subservicer from its rights and duties hereunder in accordance with
Section 6.4, as the case may be, the following information, in each case as of such date: (a) a ledger accounting itemizing the dates and amounts of all payments made, received or applied by the Subservicer with regard to the Mortgage Loans, further itemizing principal and interest payments, tax payments, special assessments, hazard insurance, mortgage insurance premiums, ground rents, if any, and all other payments and (b) a current trial balance for such Mortgage Loan.

            (d) On a date to be agreed upon by the Subservicer and the Master Servicer, but not later than the Business Day following the Subservicing Termination Date, the date of any assignment of the Subservicer's rights and duties hereunder in accordance with Section 6.3 or the date of any resignation by the Subservicer from its rights and duties hereunder in accordance with
Section 6.4, as the case may be, the Subservicer shall commence and continue diligently to completion at its own expense, to notify the Mortgagors under the Mortgage Loans of the address to which payments on such Mortgage Loans should be sent after the Subservicing Termination Date, the date of any assignment of the Subservicer's rights and duties hereunder in accordance with Section 6.3 or the date of any resignation by the Subservicer from its rights and duties hereunder in accordance with Section 6.4, as the case may be; provided, however, that in any event, Subservicer shall be obligated to notify Mortgagors within seven (7) Business Days following the Subservicing Termination Date, the date of any assignment of the Subservicer's rights and duties hereunder in accordance with
Section 6.3 or the date of any resignation by the Subservicer from its rights and duties hereunder in accordance with Section 6.4, as the case may be.

            (e) The Subservicer shall promptly forward to the Master Servicer, at the Subservicer's expense all Mortgagor correspondence, insurance notices, tax bills or any other correspondence or documentation related to any Mortgage Loan which is received by the Subservicer after the Subservicing Termination Date, the date of any assignment of the Subservicer's rights and duties hereunder in accordance with Section 6.3 or the date of any resignation by the Subservicer from its rights and duties hereunder in accordance with Section 6.4, as the case may be.

            (f) The Subservicer shall otherwise cooperate in the orderly transfer of the servicing of the Mortgage Loans and shall forward to the Master Servicer and any Successor Subservicer such documents as it may receive from time to time regarding any Mortgage Loan transferred and provide such other assistance as may reasonably be required by the Master Servicer or any Successor Subservicer regarding such transfer.

            (g) Subservicer shall be entitled to all fees, compensation, interest and earnings on the Mortgage Loans accrued through the date of termination of its obligations and rights under this Agreement.

            Section 6.6 Additional Terminations. Notwithstanding any provision herein to the contrary, this Agreement shall terminate with respect to any Mortgage Loan if and when (i) such Mortgage Loan becomes a Specially Serviced Mortgage Loan or an REO Mortgage Loan (provided that this Agreement shall resume as to such Mortgage Loan if and when such Mortgage Loan becomes a Rehabilitated Mortgage Loan), (ii) such Mortgage Loan is sold or otherwise disposed of by or on behalf of the Trust or (iii) such Mortgage Loan is defeased. In the event of such termination, the Subservicer shall comply with Section 6.5 as if a Subservicer Default had occurred, except that such Section shall be construed to relate only to such Mortgage Loan and references therein to Subservicing Termination Date shall be construed to mean the date of such termination, and
(ii) the Subservicer shall cooperate in the orderly transfer of the servicing of such Mortgage Loan and shall forward to the Master Servicer such documents as it may receive from time to time with respect thereto and provide such other assistance as may reasonably be required by the Master Servicer with respect thereto. The Subservicer shall be entitled to all fees, compensation, interest and earnings on such Mortgage Loan (to which the Subservicer is otherwise entitled hereunder) accrued through the date of termination of its obligations and rights with respect to such Mortgage Loan under this Agreement, except that the Master Servicer shall be entitled to any and all fees actually collected in connection with the defeasance of any Mortgage Loan. If a Mortgage Loan subsequently becomes a Rehabilitated Mortgage Loan, then the Subservicer shall promptly resume the servicing of such Mortgage Loan in accordance with the terms hereof.

                                   ARTICLE VII

                                 SUBCONTRACTORS

            Without prior notice to or the prior written consent of the Master Servicer, the Subservicer shall be permitted to employ, at its own expense, subcontractors to perform selected services (such as the engagement of tax monitoring services, property inspections, etc.) in connection with Subservicer's performance of the Services for the Mortgage Loans; provided, however, that: (1) the Subservicer shall remain fully liable at all times for the timely performance of all Services and for all other obligations hereunder;
(2) the terms of such an arrangement shall not be binding upon the Master Servicer or any successor primary servicer or subservicer of the Mortgage Loans;
(3) no such arrangement shall obligate the Master Servicer to communicate or deal with any Person under this Agreement other than the Subservicer; (4) no such arrangement shall result in the delegation by the Subservicer of its duty to make any recommendation for the granting or withholding of any consent or waiver or the making of any other decision on the part of the holder of any Mortgage Loan; (5) such arrangements taken together shall not result in the delegation by the Subservicer of substantially all of its duties hereunder to any one Person or group of Affiliated Persons; (6) the Subservicer shall maintain and perform policies and procedures to monitor such subcontractors' performance of the services for which they are employed; and (7) following written notice from the Master Servicer to the Subservicer that the Subservicer is a "Sub-Servicer" as defined in the Pooling and Servicing Agreement, (i) the Subservicer shall not, for so long as any ABS Issuing Entity is subject to the reporting requirements of the Exchange Act, engage any "Subcontractor" (as defined in the Pooling and Servicing Agreement) without the Master Servicer's and the Depositor's prior written consent, which, in either case, shall not be unreasonably withheld and (ii) the Subservicer shall, with respect to each such Subcontractor with which it has entered into a servicing relationship with respect to the Mortgage Loans, (A) include in a written agreement between the Subservicer and such Subcontractor provisions analogous to those of Section 5.12, Section 6.1(iii), clauses (i) through (m) of Section 2.4, this clause (7) of this Article VII, the last sentence of Section 10.10, and the last sentence of Section 10.12 and (B) use reasonable efforts to cause such Subcontractor to comply with the report delivery, indemnification and contribution obligations set forth in such analogous provisions.

                                  ARTICLE VIII

              SUBSERVICER TO HOLD PROPERTY FOR THE MASTER SERVICER

            All records relating to the Mortgage Loans held by the Subservicer, including but not limited to the Subservicer Servicing Documents, mortgage servicing documents, books, computer tapes and other documents and records (except for microfilm records) as well as any reproductions or copies of such records furnished for the purposes of performing Services from the Cut-Off Date are, and shall continue at all times to be, held by the Subservicer for the benefit of the Master Servicer and for the Trustee and shall not be released, disseminated or otherwise made available to third parties without the prior written consent of the Master Servicer.

                                   ARTICLE IX

                                 INDEMNIFICATION

            Section 9.1 Subservicer's Indemnity.

            (a) The Subservicer shall indemnify the Master Servicer, its officers, employees and agents against, and hold the Master Servicer harmless from, any and all losses, liabilities, expenses, claims, demands, costs, or judgment of any type against the Master Servicer arising out of or related to
(i) a negligent or willful failure of the Subservicer or any Person hired by the Subservicer to perform properly any of the Services to be performed by the Subservicer pursuant to the Payment and Collection Description, the Payment and Loan Status Reports and Task Description, (ii) any failure by the Subservicer to perform its obligations under this Agreement, or (iii) breach of any of the Subservicer's representations and warranties hereunder; provided, however, that the Subservicer shall not be required to indemnify the Master Servicer, its officers, employees or agents against or hold the Master Servicer, its officers, employees or agents harmless from any losses to the extent that such loss is caused by the actions of the Master Servicer, its officers, employees or agents in violation of the Master Servicer's duties under this Agreement or under the Pooling and Servicing Agreement (except to the extent that such failure was caused by the Subservicer's failure to perform its obligations hereunder). The indemnification provided under this Section 9.1 shall survive the Subservicing Termination Date. The Master Servicer shall promptly notify the Subservicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Master Servicer to indemnification hereunder. The Subservicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the Master Servicer) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Subservicer shall not affect any of the Master Servicer's rights to indemnification.

            (b) Neither the Subservicer nor any of the directors, officers, employees or agents of the Subservicer shall be under any liability to the Master Servicer, the holders of the Certificates, the Depositor, the Trustee or any other Person for any action taken or for refraining from the taking of any action in good faith and using its reasonable business judgment pursuant to this Agreement, or for errors in judgment; provided that this provision shall not protect the Subservicer or any such person against any breach of a covenant, representation or warranty contained herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Subservicer and any director, officer, employee or agent of the Subservicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

            Section 9.2 Master Servicer's Indemnity. The Master Servicer shall use all reasonable efforts to obtain the benefits of the rights of indemnification in favor of Master Servicer contained in the Pooling and Servicing Agreement on behalf of the Subservicer and the Subservicer's agents, employees and subcontractors insofar as such indemnification relates to losses, liabilities, expenses, claims, demands, costs or judgments against the Subservicer arising out of or related to the Subservicer's performance hereunder. The rights of the Subservicer provided under this Section 9.2 shall survive the Subservicing Termination Date.

                                    ARTICLE X

                                  MISCELLANEOUS

            Section 10.1 Severability. If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reasons whatsoever, and such illegality, invalidity, or unenforceability does not affect remaining part of this Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

            Section 10.2 Rights Cumulative; Waivers. The rights of each of the parties under this Agreement are cumulative and may be exercised as often as any party considers appropriate. The rights of each of the parties hereunder shall not be capable of being waived or amended other than by an express waiver or amendment in writing. Any failure to exercise (or any delay in exercising) any of such rights shall not operate as a waiver or amendment of that or any other such right. Any defective or partial exercise of any of such right shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way estop or preclude such party from exercising any such right or constitute a suspension or any waiver of any such right.

            Section 10.3 Headings. The headings of the Sections and Articles contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

            Section 10.4 Construction. Unless the context otherwise requires, singular nouns and pronouns, when used herein, shall be deemed to include the plural of such noun or pronoun and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender. This Agreement is the result of arm's-length negotiations between the parties and has been reviewed by each party hereto and its counsel. Each party agrees that any ambiguity in this Agreement shall not be interpreted against the party drafting the particular clause which is in question.

            Section 10.5 Successors and Assigns. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective successors and permitted assigns.

            Section 10.6 Prior Understandings. This Agreement supersedes any and all prior discussions and agreements between or among the Subservicer and the Master Servicer with respect to the Servicing of the Mortgage Loans and the other matters contained herein. This Agreement, together with the Pooling and Servicing Agreement, contains the sole and entire understanding between the parties hereto with respect to the transactions contemplated herein. If a conflict exists between this Agreement and the Pooling and Servicing Agreement, then the Pooling and Servicing Agreement shall control. If this Agreement requires Subservicer to perform a task or duty, the details and obligations of which (a) are set forth in this Agreement and (b)(i) are not set forth in the Pooling and Servicing Agreement or (ii) are set forth in the Pooling and Servicing Agreement only in general terms, then Subservicer shall perform such task and duties in accordance with the details and obligations set forth in this Agreement. If this Agreement requires Subservicer to perform a task or duty, the details and obligations of which are not set forth in this Agreement but are contained in the Pooling and Servicing Agreement, then the Subservicer shall perform such task and duties in accordance with the Pooling and Servicing Agreement.

            Section 10.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any such counterpart.

            Section 10.8 Governing Laws. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

            Section 10.9 Notices. Unless otherwise provided for herein, all notices and other communications required or permitted hereunder shall be in writing (including a writing delivered by facsimile transmission) and shall be deemed to have been duly given (a) when delivered, if sent by registered or certified mail (return receipt requested), if delivered personally or by facsimile or (b) on the second following Business Day, if sent by overnight mail or overnight courier, in each case to the parties at the following addresses (or at such other addresses as shall be specified by like notice);

            If to the Master Servicer:

                  at the address set forth in Section 15.5 of the Pooling and Servicing Agreement;

            If to the Subservicer:

                  Capstone Realty Advisors, LLC
                  1120 Chester Avenue
                  Suite 300
                  Cleveland, OH 44114
                  Attn: Deborah Rogan, Chief Operating Officer
                  Fax: 216-902-2284

            Section 10.10 Amendment. In the event that the Pooling and Servicing Agreement is amended, this Agreement shall be deemed to have been amended and to the extent necessary to reflect such amendment to the Pooling and Servicing Agreement, but no such amendment to the Pooling and Servicing Agreement or deemed amendment to this Agreement shall increase the obligations or decrease the rights of Subservicer under this Agreement without its express written consent which consent shall not be unreasonably withheld or delayed. This Agreement may not otherwise be altered or modified except by a written instrument executed by the party against whom enforcement is sought. For so long as any ABS Issuing Entity is subject to the reporting requirements of the Exchange Act, the parties hereto may not amend or modify any provision of
Section 5.12, Section 6.1(iii), clauses (i) through (n) of Section 2.4, clause
(7) of Article VII, the last sentence of Section 10.12 or this sentence without the Depositor's prior written consent.

            Section 10.11 Other. This Agreement shall not be construed to grant to any party hereto any claim, right or interest in, to or against the trust fund created pursuant to the Pooling and Servicing Agreement or any assets of such trust fund.

            Section 10.12 Benefits of Agreement. Nothing in this Agreement, express or implied, shall be construed to grant to any Mortgagor or other Person, other than the parties to this Agreement and the parties to the Pooling and Servicing Agreement, any benefit or any legal or equitable right, power, remedy or claim under this Agreement. Such parties to the Pooling and Servicing Agreement, the Underwriters, any other Applicable Depositor and any master servicer for an ABS Issuing Entity other than the IQ14 Trust are intended third-party beneficiaries of this Agreement.

                            [signature page follows]

            IN WITNESS WHEREOF, this Agreement has been signed on behalf of each of the parties hereto by an authorized representative, all as of the day and year first above written.

                                       WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                          acting solely in its capacity as
                                          Master Servicer under the Pooling and
                                          Servicing Agreement

                                       By: //s// Kristian Bomemann
                                          --------------------------------------
                                          Name:  Kristian Bomemann
                                          Title: Vice President

                                       CAPSTONE REALTY ADVISORS, LLC,
                                          as Subservicer

                                       By: //s// Deborah Rogan
                                          --------------------------------------
                                          Name:  Deborah Rogan
                                          Title: Chief Operating Officer

                                   SCHEDULE I

                                  LOAN SCHEDULE

                                                                   Subservicing
                                                                     Fee Rate
 Loan Number   Loan Name                    Cut-Off Date Balance  (basis points)
 -----------   ---------                    --------------------  --------------
     126      Shops of Heatherfields           7,891,385.49           5.0000
     203      Washington Place                 4,750,000.00           5.0000
     262      Park Plaza                       3,250,000.00           5.0000

                                    EXHIBIT A

                         Pooling and Servicing Agreement

                                    EXHIBIT B

Exhibit B-1:      Form of Day One Report

Exhibit B-2:      Form of Monthly Remittance Report

Exhibit B-3:      Forms of Loan Status Reports

Exhibit B-4:      Form of Monthly Report on Pending Special Requests

Exhibit B-5:      Task Description

Exhibit B-6:      Consent Procedures and Compensation

                                   EXHIBIT B-1

                             Form of Day One Report

------------------------------------------------------------------------------------------------------------------------------------
Subservicer Name
------------------------------------------------------------------------------------------------------------------------------------
Pool Name
------------------------------------------------------------------------------------------------------------------------------------
For Payment Due:________________

------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo  Subservicer Loan    Beginning     Actual        Scheduled       Scheduled       Scheduled       Ending     Interest
   Loan #            #           Principal    Paid to       Monthly P&I      Principal       Interest       Principal      Rate
                                  Balance       Date         Payment         Payment         Payment        Balance
------------------------------------------------------------------------------------------------------------------------------------
                                   $  -                        $  -           $  -            $  -           $  -        0.000%
------------------------------------------------------------------------------------------------------------------------------------
                                   $  -                        $  -           $  -            $  -           $  -        0.000%
------------------------------------------------------------------------------------------------------------------------------------
                                   $  -                        $  -           $  -            $  -           $  -        0.000%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                              $  -                        $  -           $  -            $  -           $  -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepared By:_________________

------------------------------------------------------------------------------------------------------------------------------------

Title:________________________

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Wells Fargo   Subservicing Fee  Subservicing Fee  Prepayment   Partial       Full      Prepayment
   Loan #           Rate                           Penalty   Prepayment   Prepayment      Date
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                      0.000%         $  -          $  -         $  -         $  -
--------------------------------------------------------------------------------------------------
                      0.000%         $  -          $  -         $  -         $  -
--------------------------------------------------------------------------------------------------
                      0.000%         $  -          $  -         $  -         $  -
--------------------------------------------------------------------------------------------------
TOTAL                                $  -          $  -         $  -         $  -
--------------------------------------------------------------------------------------------------

                                   EXHIBIT B-2

                        Form of Monthly Remittance Report

                                                       Subservicer Name
                                                       Address

Pool Name

                                                       Monthly Remittance Report - mm/dd/yy

   Wells Fargo    Subservicer    Beginning      Gross      Net Principal  Gross Interest  Interest      Sub-servicing  Net Interest
      Loan #         Loan #      Principal   P&I Payment      Payment         Payment       Basis       Fee Amount     Payment
                                  Balance
------------------------------------------------------------------------------------------------------------------------------------

                                    $   -        $   -      $   -          $   -           0.000%          $   -       $   -

                                    $   -        $   -      $   -          $   -           0.000%          $   -       $   -

                                    $   -        $   -      $   -          $   -           0.000%          $   -       $   -

TOTAL REMITTANCE                    $   -        $   -      $   -          $   -            0.00%          $   -       $   -
====================================================================================================================================

Prepared By:_________________

Title:________________________

   Wells Fargo     Late Charge  Total Net     Ending     Payment      Paid to
      Loan #       Payment      Remittance  Principal    Date Rec'd   Date
                                             Balance     From
                                                         Borrower
--------------------------------------------------------------------------------

                   $   -         $   -        $   -       $   -

                   $   -         $   -        $   -       $   -

                   $   -         $   -        $   -       $   -

TOTAL REMITTANCE   $   -         $   -        $   -       $   -
================================================================================

Prepared By:_______________
Title:_____________________

                                   EXHIBIT B-3

                          Forms of Loan Status Reports

Exhibit B-3(a):   Real estate tax monitoring report

Exhibit B-3(b):   Insurance monitoring report

Exhibit B-3(c):   UCC monitoring report

                                 EXHIBIT B-3(a)

                       (Real estate tax monitoring report)

------------------------------------------------------------------------------------------------------------------------------------
   Pool Name
------------------------------------------------------------------------------------------------------------------------------------

                                                                   TAX MONITORING REPORT
                                                                  DATED AS OF (month end)

------------------------------------------------------------------------------------------------------------------------------------

Subservicer:

------------------------------------------------------------------------------------------------------------------------------------

WELLS FARGO     Subservicer                   Property    Parcel     Taxing       Last Tax    Last Date     Next Tax       Next Tax
   Loan #          Loan #     Borrower Name    Address    Number   Authority    Amount Paid   Tax Paid     Amount Due      Due Date
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Prepared By:_________________

------------------------------------------------------------------------------------------------------------------------------------

Title:________________________

------------------------------------------------------------------------------------------------------------------------------------

                                 EXHIBIT B-3(b)

                          (Insurance monitoring report)

------------------------------------------------------------------------------------------------------------------------------------
   Pool Name

------------------------------------------------------------------------------------------------------------------------------------
                                                                INSURANCE MONITORING REPORT
                                                                  DATED AS OF (month end)

------------------------------------------------------------------------------------------------------------------------------------
Subservicer:
------------------------------------------------------------------------------------------------------------------------------------
WELLS        Subservicer                       Expir.   Type of   Pol.     Prem.   Carrier    Loss      Meets     Agent   Agent
FARGO        Loan #       Borr.                Date    Coverage   Number  Amount              Payee     Insurance         City
Loan #                    Name                                                                Reflects  Rating
                                                                                              Trust     (Y or N)
                                                                                              (Y or N)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

(TABLE CONTINUED)
------------------------------------------------
Subservicer:
------------------------------------------------
WELLS         Agent   Policy   Loan  Coverage
FARGO         State   Amount   Bal.  Difference
Loan #
------------------------------------------------
------------------------------------------------

------------------------------------------------

------------------------------------------------

------------------------------------------------

------------------------------------------------

------------------------------------------------

------------------------------------------------

------------------------------------------------

Prepared By:_________________

Title:_______________________

                                 EXHIBIT B-3(c)

                             (UCC monitoring report)

------------------------------------------------------------------------------------------------------------------------------------
   Pool Name
------------------------------------------------------------------------------------------------------------------------------------
                                                        UCC MONITORING REPORT
                                                       DATED AS OF (month end)
------------------------------------------------------------------------------------------------------------------------------------
Subservicer:
------------------------------------------------------------------------------------------------------------------------------------
  WELLS FARGO    Subservicer                                 Jurisdiction    Original    Continuation        Next
    Loan #         Loan #      Borrower Name                (Secretary of  Filing Date   Filing Number   Filing Date
                                                               State or
                                                               County)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT B-4

                      (Report on Pending Special Requests)

                  QUARTERLY REPORT ON PENDING SPECIAL REQUESTS
Pool Name:
Date:
Subservicer:

Subservicer Loan   Master Servicer    Property    Type of     Date Request   Status of    Anticipated
Number             Loan Number        Name        Request     Received       Request      Close Date
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                                   EXHIBIT B-5

                                TASK DESCRIPTION

                      MASTER SERVICER/SUBSERVICER TASK LIST
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-IQ14

Note: Some listed tasks designate more than one party to perform that function by placing an "X" in more than one column. In these instances, the parties shall follow any specific guidance about the allocation of responsibilities in completing the task found in the terms of this Agreement. In the absence of specific allocation of obligations in this Agreement, the parties shall work in good faith to allocate responsibilities in a fair and equitable manner in accordance with this Agreement and the Pooling and Servicing Agreement.

                                                             MASTER                       SPECIAL     TRUSTEE/PAYING
                                                            SERVICER      SUBSERVICER     SERVICER        AGENT

1.  Asset Files
    Original collateral file (security)                                                                     X
    Authorized parties list for request for release of          X              X
    collateral from Trustee
    Establish servicing files criteria                          X
    Establish and maintain servicing files                                     X
    Provide access to servicing files and copies of                            X
    servicing files or of specific documents upon
    request to the Master Servicer
    Request delivery of files from Trustee upon request         X
    and certification of Subservicer

2.  Property Taxes
    Monitoring of tax status - Loans with/without                              X
    escrows
    Recommendation of payment of taxes - Loans                                 X
    with/without escrows
    Notification of advance requirement not less than 3                        X
    business days prior to advance being required
    Payment of taxes - with sufficient escrows                                 X
    Payment of taxes - with escrow shortfall                    X

3.  Property Insurance
    Monitoring of insurance status - Loans with/without                        X
    escrows
    Ensure insurance carrier meets Pooling and                                 X
    Servicing Agreement qualifications
    Ensure insurance in favor of the Master Servicer on                        X
    behalf of the Trustee
    Recommendation of payment or force placement of                            X
    insurance with/without escrow
    Notification of advance requirement or force                               X
    placement of insurance not less than 3 business
    days prior to advance being required
    Payment of insurance - with sufficient escrows                             X
    Payment of insurance or force placement - with              X
    escrow shortfall
    Manage processing of insurance claims in accordance                        X
    with Mortgage Loan documents and the Pooling and
    Servicing Agreement
    Collection of insurance proceeds                                           X
    Consent to application of insurance proceeds                X

4.  UCC Continuation Filings
    Maintain and monitory tickler system of the                                X
    refiling dates on all Loans
    File UCC Continuation Statements                                           X
    Pay recording fees                                                         X

5.  Collection/Deposit/Remittance of P&I payments and
    Principal Prepayments
    Collection and deposit of loan P&I payments and                            X
    Principal Prepayments
    Remittance of available Subservicer P&I payments                           X
    (net of Subservicing Fee) to Master Servicer
    Remittance of collections to the Trustee                    X
    Remittance of Special Servicer compensation to the          X
    Special Servicer
    Approval of Prepayment Premiums                             X

6.  Collection/Deposit/Disbursement of Reserves
    Collection and deposit of reserves                                         X
    Disbursement of reserves                                                   X

7.  Customer Billing, Collection and Customer Service
    Contact delinquent borrowers by phone not more than                        X
    3 days after date of delinquency
    Send 30 day delinquent notices                                             X
    Send notice of balloon payment to each Mortgagor                           X
    one year, 180 days and 90 days prior to the related
    maturity date
    Provide copy of balloon payment notice to Master                           X
    Servicer

8.  Escrows
    Setup and monitor Escrow Accounts including escrow                         X
    analysis
    Pay borrower investment income as required under                           X
    mortgage loan documents or applicable law
    Prepare annual escrow analysis                                             X

9.  Loan payment history/calculation
    Maintain loan payment history                                              X
    Create payoff/reinstatement statements and telecopy                        X
    to Master Servicer
    Approve payoff calculations and telecopy approval           X
    to Subservicer within five (5) Business Days

10. Monitoring of Financial and Legal Covenants
    Collect annual operating statements, budgets, rent                         X
    rolls and borrower financial statements, as
    applicable
    For each Mortgaged Property, no later than the                             X
    earlier of (i) 95 calendar days after the end of
    each of the first three quarters (in each year) and
    (ii) 30 days after receipt of the underlying
    operating statements from the related Mortgagor,
    commencing for the quarter ending on September 30,
    2007, in each case for the trailing or quarterly
    information received, deliver one (1) copy of
    completed annual operating statement analysis using
    the CMSA Operating Statement Analysis Report  and a
    completed CMSA Financial File (in each case in the
    form and containing the information called for by
    the version of such report in effect at the time
    under the reporting standards of the CMSA) (in
    electronic format) for each Mortgaged Property to
    the Master Servicer, prepared using non-normalized
    quarterly, year-to-date or trailing 12-month
    operating statements and rent rolls received from
    the related Mortgagor.
    With respect to each calendar year, beginning in                           X
    2008 for year-end 2007, no later than the earlier
    of (i) 30 days after receipt of the underlying
    operating statements from the related Mortgagor and
    (ii) June 1 of each calendar year, deliver to the
    Master Servicer an operating statement analysis
    report using the CMSA Operating Statement Analysis
    Report, a completed CMSA Financial File and a
    completed NOI Adjustment Worksheet (in each case in
    the form and containing the information called for
    by the version of such report in effect at the time
    under the reporting standards of the CMSA) for each
    Mortgage Loan (in electronic format), based on the
    most recently available year-end, year-to-date or
    trailing 12-month financial statements and most
    recently available rent rolls of each applicable
    Mortgagor (to the extent provided to the
    Subservicer by or on behalf of each Mortgagor),
    containing such information and analyses for each
    Mortgage Loan provided for in the respective forms
    of Operating Statement Analysis Report, CMSA
    Financial File and NOI Adjustment Worksheet as
    would customarily be included in accordance with
    the Servicing Standard, including without
    limitation, Debt Service Coverage Ratios and income.
    Deliver to Master Servicer copies of any annual,                           X
    monthly or quarterly financial statements and rent
    rolls collected with respect to the Mortgaged
    Properties, in each case within 30 days following
    receipt thereof by the Subservicer.  As and to the
    extent requested by Master Servicer following
    request therefor received by Special Servicer, make
    inquiry of any Mortgagor with respect to such
    information or as regards the performance of the
    related Mortgaged Property in general.

11. Advancing
    Determination of Non-Recoverability                         X

12. Reporting (Electronic mail)
    Prepare and deliver to the Master Servicer the Day                         X
    One Report (in the form of and setting the
    information called for by  Exhibit B-1) on the
    first business day of each month
    Prepare and deliver to the Master Servicer a                               X
    Monthly Remittance Report (in the form of and
    setting the information called for by  Exhibit B-2)
    for payments received on Mortgage Loans on each day
    that funds are required to be wired to the Master
    Servicer under Section 2 of this Agreement
    Prepare and deliver to the Master Servicer a CMSA                          X
    Delinquent Loan Status Report (in the form and
    containing the information called for by the
    version of such report in effect at the time under
    the reporting standards of the CMSA) on all
    Mortgage Loans on the Subservicer Remittance Date
    occurring in each month reflecting information as
    of the close of business on the Subservicer
    Determination Date occurring in such month
    Deliver on each April 25, July 25, October 25, and                         X
    January 25 of each year a Quarterly Servicing
    Accounts Reconciliation Certification in the form
    of Exhibit D
    Prepare Loan Status Reports (in the forms of and                           X
    setting the information called for by Exhibit B-3)
    in each January, April, July and October of each
    year; deliver same to Master Servicer not later
    than the Subservicer Remittance Date
    Prepare Loan Status Reports (in the forms of and                           X
    setting the information called for by Exhibit B-3)
    in each January, April, July and October of each
    year; deliver same to Master Servicer not later
    than the Subservicer Remittance Date
    Complete and deliver CMSA Loan Setup File  (in the          X                            X
    form and containing the information called for by
    the version of such report in effect at the time
    under the reporting standards of the CMSA) for
    Mortgage Loans in accordance with Pooling and
    Servicing Agreement
    Complete CMSA Loan Periodic Update File  (in the                           X
    form and containing the information called for by
    the version of such report in effect at the time
    under the reporting standards of the CMSA)  for
    Mortgage Loans reflecting information as of the
    close of business on the Subservicer Determination
    Date in each month; deliver same to Master Servicer
    not later than the Subservicer Remittance Date
    occurring in such month; such report to be in
    addition to the Day One Report
    Complete CMSA Property File (in the form and                               X
    containing the information called for by the
    version of such report in effect at the time under
    the reporting standards of the CMSA) for Mortgage
    Loans reflecting information as of the close of
    business on the Subservicer Determination Date in
    each month; deliver same to Master Servicer not
    later than the Subservicer Remittance Date
    occurring in such month
    Complete CMSA Servicer Watch List (in the form and                         X
    containing the information called for by the
    version of such report in effect at the time under
    the reporting standards of the CMSA) for Mortgage
    Loans reflecting information (including the
    information required under Section 8.11(h) of the
    Pooling and Servicing Agreement) as of the close of
    business on the Subservicer Determination Date in
    each month; deliver same to Master Servicer not
    later than the Subservicer Remittance Date
    occurring in such month
    Complete and deliver CMSA Comparative Financial                            X
    Status Report (in the form and containing the
    information called for by the version of such
    report in effect at the time under the reporting
    standards of the CMSA) reflecting information as of
    the close of business on the Subservicer
    Determination Date in each month; deliver same to
    Master Servicer not later than the Subservicer
    Remittance Date occurring in such month
    Complete CMSA Loan Level Reserve/LOC Report (in the                        X
    form and containing the information called for by
    the version of such report in effect at the time
    under the reporting standards of the CMSA) for
    Mortgage Loans reflecting information as of the
    close of business on the Subservicer Determination
    Date in each month; deliver same to Master Servicer
    not later than the Subservicer Remittance Date
    occurring in such month
    Complete all other CMSA reports (in the form and                           X
    containing the information called for by the
    version of each such report in effect at the time
    under the reporting standards of the CMSA) required
    to be provided by the Master Servicer under the
    Pooling and Servicing Agreement, reflecting
    information as of the close of business on the
    Subservicer Determination Date in each month;
    deliver same to Master Servicer not later than the
    Subservicer Remittance Date occurring in such month

13. Property Annual Inspections
    Conduct site inspection in accordance with                                 X
    requirement of Section 3.12 of the Pooling and
    Servicing Agreement
    Provide one copy of Inspection Reports (in the form                        X
    of and setting forth the information called for by
    Exhibit L to the Pooling and Servicing Agreement)
    to the Master Servicer within 30 days of inspection

14. Preparation of servicing transfer letters                                  X

15. Preparation of IRS Reporting (1098s and 1099s or                           X
    other tax reporting requirements) and delivery of
    copies to the Master Servicer by January 31st of
    each year

16. Provide Subservicer Form 8-K Information Reports,                          X
    Subservicer Form 10-D Information Reports and
    Subservicer Form 10-K Information Reports at the
    times and in the manner set forth in Section
    5.12(c) of this Subservicing Agreement.

17. Provide annual statement of compliance at the times                        X
    and in the manner set forth in Section 5.12(c) of
    this Subservicing Agreement.

18. Provide a report regarding Subservicer's assessment                        X
    of compliance with servicing criteria and a report
    by a registered public accounting firm that attests
    to and reports on such assessment report, at the
    times, in the manner and as specified in Section
    5.12(c) of this Subservicing Agreement.

19. Provide annual Sarbanes-Oxley back-up certification                        X
    at the times and in the manner set forth in Section
    5.12(c)(v) of this Subservicing Agreement.

20. Compensation
    Subservicing Fee                                                           X
    Investment earnings on Subservicer Collection                              X
    Account, to the extent provided in Section 2.1(e)
    of this Agreement
    Investment earnings on escrow or reserve accounts                          X
    not payable to borrower, to the extent provided in
    Section 2.1(f) of this Agreement
    Compensation specified on Exhibit B-6 in connection                        X
    with modifications, waivers, consents or amendments
    Late charges and default interest to the extent             X
    collected from borrowers (offsets advance interest
    per Pooling and Servicing Agreement with remainder
    to Master Servicer)

                                   EXHIBIT B-6

                       CONSENT PROCEDURES AND COMPENSATION

      1. With respect to each immaterial proposed Mortgage Loan modification, waiver, consent or amendment requested by a borrower, the Subservicer shall obtain the relevant information from the related borrower and analyze the request and, if the Subservicer (acting in a manner that is consistent with the Servicing Standard) determines to enter into the requested transaction, the Subservicer shall execute and deliver the relevant agreement or other instrument and otherwise consummate the transaction. In connection with such immaterial matter, the Subservicer shall be entitled to 100% of any consent or similar fee actually collected and otherwise payable to the Master Servicer under the Pooling and Servicing Agreement.

      2. With respect to each material proposed Mortgage Loan modification, waiver, consent or amendment requested by a borrower, the Subservicer shall obtain the relevant information from the related borrower and analyze the request and, unless the Subservicer (acting in a manner that is consistent with the Servicing Standard) determines to disapprove the requested transaction, the Subservicer shall deliver to the Master Servicer a recommendation with an analysis and supporting documentation information (in such form as may be prescribed in the Pooling and Servicing Agreement or by the Master Servicer). The Master Servicer shall determine whether or not to approve any transaction for which the Subservicer has recommended approval, and the Master Servicer shall be responsible for submitting a recommendation to any Person entitled to approve or review the matter under the Pooling and Servicing Agreement; and, if the Master Servicer approves the transaction, it shall notify the Subservicer and the Subservicer shall execute and deliver the relevant agreement or other instrument and otherwise consummate the transaction. In connection with such material matter, the Subservicer shall be entitled to 50%, and the Master Servicer shall be entitled to the remainder, of any consent or similar fee actually collected and otherwise payable to the Master Servicer under the Pooling and Servicing Agreement. In no event shall the Master Servicer's approval be a condition to a determination by the Subservicer to disapprove any modification, waiver, consent or amendment that is material.

      3. All matters listed below as Material Decisions are hereby deemed to be material. All matters listed below as Immaterial Decisions are hereby deemed to be immaterial. With respect to any matter that is not listed as a Material Decision or an Immaterial Decision, the Subservicer shall notify the Master Servicer of the Subservicer's preliminary determination of the matter's materiality or immateriality, and the Master Servicer shall have 5 business days to disagree with such determination. Unless the Master Servicer disagrees, the matter shall be considered material or immaterial according to the Subservicer's preliminary determination. If the Master Servicer disagrees, the matter shall be considered material or immaterial according to the Master Servicer's determination.

      4. Notwithstanding the foregoing, the Master Servicer alone shall make any determination to grant or withhold approval of any defeasance of the Mortgage Loan in whole or in part, and it shall process the defeasance and be entitled to the entirety of any fees payable by the borrower in connection with any such defeasance.

      5. For purposes of the foregoing, for material decisions, if the fee chargeable to the borrower in connection with any proposed modification, waiver, consent or amendment is not prescribed in the mortgage loan documents, the Master Servicer shall have the right to consent to the amount of the fee to be charged.

      6. Notwithstanding Item 1, Item 2 and Item 3 above, with respect to each proposed Mortgage Loan modification, waiver, consent or amendment as to which the Special Servicer (or another Person other than the Master Servicer) under the Pooling and Servicing Agreement is exclusively entitled to make a determination to approve or disapprove (and/or to make a recommendation to another Person), the Subservicer shall forward the borrower request to the Master Servicer and the Subservicer shall not be entitled to approve or disapprove the request, to make a recommendation or to receive any compensation therefor.

      7. The Subservicer shall provide to the Master Servicer, quarterly on the Subservicer Remittance Date in January, April, July and October of each year, a report in form of Exhibit B-4 to the Subservicing Agreement setting forth the information called for by such form with respect to (i) all immaterial decisions that are pending but have not yet been consummated, (ii) all immaterial decisions that have been consummated since the prior such report and (iii) all material matters that were disapproved by the Subservicer.

-------------------------------------------------------------------------------------------------------------------------------
Each of the following Items 1 through 11 shall constitute a "Material Decision" for purposes of the Subservicing Agreement:
-------------------------------------------------------------------------------------------------------------------------------
1.       any modification, waiver, consent or amendment under any Mortgage Loan requiring  the consent or approval of the
         Special Servicer or other Person under the Pooling and Servicing Agreement
-------------------------------------------------------------------------------------------------------------------------------
2.       consent or approval of any waiver of any due-on-sale provision or of any assignment and assumption of the Mortgaged
         Property
-------------------------------------------------------------------------------------------------------------------------------
3.       consent or approval of any assignment of direct or indirect ownership interests in the Mortgaged Property or in the mortgagor not expressly permitted in the mortgage loan documents
-------------------------------------------------------------------------------------------------------------------------------
4.       consent or approval of any waiver of a due-on-encumbrance provision or of the entering into any additional indebtedness by the mortgagor.
-------------------------------------------------------------------------------------------------------------------------------
5.       any determination of whether or not to release any condemnation proceeds or proceeds of any casualty insurance policy to the mortgagor or another Person
-------------------------------------------------------------------------------------------------------------------------------
6.       waiver of any default interest or late payment charge under the Mortgage Loan
-------------------------------------------------------------------------------------------------------------------------------
7.       any modification, waiver or amendment of any restriction on principal prepayment set forth under the terms of the
         Mortgage Loan
-------------------------------------------------------------------------------------------------------------------------------
8.       any initiation, prosecution or continuation of any legal proceedings (including any foreclosure proceedings) or any determination to obtain a deed in lieu of foreclosure
-------------------------------------------------------------------------------------------------------------------------------
9.       approval of any provisions regarding the establishment, maintenance or termination of any reserve fund, escrow account, letter of credit or other additional collateral
-------------------------------------------------------------------------------------------------------------------------------
10.      approval of any draw on any letter of credit or other additional collateral under the Mortgage Loan
-------------------------------------------------------------------------------------------------------------------------------
11.      any approval of a new, modified, terminated or amended lease for more than 20% of the net rentable area of the property or 10,000 square feet (whichever is greater)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Each of the following Items 1 through 4 shall constitute an "Immaterial Decision" for purposes of the Subservicing Agreement:
-------------------------------------------------------------------------------------------------------------------------------
1.       any waiver of a minor covenant default (other than financial covenants), including late financial statements
-------------------------------------------------------------------------------------------------------------------------------
2.       any release of a non-material parcel or other portion of the Mortgaged Property if the release is expressly permitted under the Mortgage Loan documents
-------------------------------------------------------------------------------------------------------------------------------
3.       the grant of any other routine approval (such as the grant of a subordination and nondisturbance agreement, if it affects less than the lesser of (a) 25% of the net rentable area of the Mortgaged Property or (b) 30,000 square feet, or disbursement of reserve funds)
-------------------------------------------------------------------------------------------------------------------------------
4.       the approval of the annual budget for the operation of the Mortgaged Property
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT C

                 Form of Power of Attorney from Master Servicer

RECORDING REQUESTED BY:

AND WHEN RECORDED MAIL TO:

Attention:  Commercial Mortgage Pass-
   Through Certificates Series 2007-IQ14

                   Space above this line for Recorder's use
--------------------------------------------------------------------------------

                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that WELLS FARGO BANK, NATIONAL ASSOCIATION, acting solely in its capacity as Master Servicer ("Master Servicer"), under the Pooling and Servicing Agreement dated May 1, 2007 (the "Pooling and Servicing Agreement") and a Subservicing Agreement dated as of May 1, 2007 (the "Subservicing Agreement"), in each case relating to the Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, does hereby nominate, constitute and appoint [Name of Subservicer], as Subservicer under the Subservicing Agreement ("Subservicer"), as its true and lawful attorney-in-fact for it and in its name, place, stead and for its use and benefit:

To perform any and all acts which may be necessary or appropriate to enable Subservicer to service and administer the Mortgage Loans (as defined in the Subservicing Agreement) in connection with the performance by Subservicer of its duties as Subservicer under the Subservicing Agreement, giving and granting unto Subservicer full power and authority to do and perform any and every act necessary, requisite, or proper in connection with the foregoing and hereby ratifying, approving or confirming all that Subservicer shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this limited power of attorney to be executed as of this ___ day of ___________.

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, acting solely in
                                        its capacity as Master
                                        Servicer under the Pooling
                                        and Servicing Agreement and
                                        the Subservicing Agreement

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT D

            Quarterly Servicing Accounts Reconciliation Certification

Subservicer: [Name of Subservicer]

RE: Morgan Stanley Capital I Trust 2007-IQ14, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14

Pursuant to the Subservicing Agreement between Wells Fargo Bank, National Association ("Wells Fargo Bank") and [Name of Subservicer] ("Subservicer") for the transaction referenced above, I hereby certify with respect to each mortgage loan subserviced by Subservicer for Wells Fargo Bank for such transaction that within 25 days after the end of each of the months of [January, February and March][April, May and June][July, August and September][October, November and December], any and all deposit accounts, escrow accounts and reserve accounts, and any and all other collection accounts and servicing accounts, related to such mortgage loan have been properly reconciled, and the reconciliations have been reviewed and approved, by Subservicer's management, except as otherwise noted below:

EXCEPTIONS:  ______________________________________________

__________________________  [Signature]

Name:  [INSERT NAME OF SERVICING OFFICER]
Title:  Servicing Officer, [Name of Subservicer]

Date:  [April, July, October, January] 25, [20__]

                                    EXHIBIT E

                 Form of Cover Page for Report or Certification

                          Compliance Information Report

Identifying Information for this Report:

Date of Submission:                 _______
Depositor:                          ________________________________________
Trust:                              ________________________________________

Pooling and Servicing Agreement:    Pooling and Servicing Agreement dated as
                                    of _______, ___, among ________________.

Subservicing Agreement:             Subservicing Agreement dated as of
                                    ________, ___, between Wells Fargo Bank,
                                    National Association, as master
                                    servicer, and ______________, as
                                    subservicer.

Master Servicer:                    Wells Fargo Bank, National Association
Subservicer:                        ________________________________________
Subservicer Contact Person:         [Name][telephone][facsimile][email address]

This Report Contains the Following Information:

Immediate Reporting:

                |_|                     Form 8- K Reporting Information

Monthly Reporting:

                |_|                     Form 10-D Reporting Information

Annual Reporting:

                |_|                     Form 10-K Reporting Information

Annual Compliance:

                |_|                     Compliance Assessment Report (Item
                                        1122(a)) by Subservicer on Compliance
                                        With Servicing Criteria in Item 1122(d)
                                        of Regulation AB
                |_|                     Attestation Report (Item 1122(b)) by
                                        Registered Public Accounting Firm on
                                        Compliance Assessment Report
                |_|                     Statement of Compliance (Item 1123)
                |_|                     Sarbanes-Oxley Back-Up Certification

This Report Amends Prior Reporting Information:

                |_|                     Yes - Date of Submission of Prior
                                        Reporting Information:

                                              _____/______/______

                |_|                     No

                                    EXHIBIT F

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The assessment of compliance to be delivered shall address, at a minimum, the criteria identified below as "Relevant Servicing Criteria". This Exhibit shall not be construed to impose any substantive servicing duty on the Subservicer that is not otherwise set forth in the main body of this Agreement. References to "Primary Servicer" shall be construed to mean the Subservicer.

                                                                                                          APPLICABLE
                                         RELEVANT SERVICING CRITERIA                                      PARTY(IES)
--------------------------------------------------------------------------------------------------------------------------
     Reference                                     Criteria
--------------------------------------------------------------------------------------------------------------------------
                                       General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance                     Paying Agent
                     or other triggers and events of default in accordance with the                      Master Servicer
                     transaction agreements.                                                             Special Servicer
                                                                                                         Primary Servicer
--------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third                         Paying Agent
                     parties, policies and procedures are instituted to monitor the                      Master Servicer
                     third party's performance and compliance with such servicing                        Special Servicer
                     activities.                                                                         Primary Servicer
--------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a                              N/A
                     back-up servicer for the mortgage loans are maintained.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect                          Paying Agent
                     on the party participating in the servicing function                                     Trustee
                     throughout the reporting period in the amount of coverage                           Master Servicer
                     required by and otherwise in accordance with the terms of the                       Special Servicer
                     transaction agreements.                                                             Primary Servicer
--------------------------------------------------------------------------------------------------------------------------
                                      Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)        Payments on mortgage loans are deposited into the                                     Paying Agent
                     appropriate custodial bank accounts and related bank                                Master Servicer
                     clearing accounts no more than two business days following                          Special Servicer
                     receipt, or such other number of days specified in the transaction                  Primary Servicer
                     agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to                    Paying Agent
                     an investor are made only by authorized personnel.

--------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows                   Master Servicer
                     or distributions, and any interest or other fees charged for                        Special Servicer
                     such advances, are made, reviewed and approved as specified                              Trustee
                     in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)       The related accounts for the transaction, such as cash reserve                        Paying Agent
                     accounts or accounts established as a form of                                       Master Servicer
                     overcollateralization, are separately maintained (e.g., with                        Special Servicer
                     respect to commingling of cash) as set forth in the transaction                     Primary Servicer
                     agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured                           Paying Agent
                     depository institution as set forth in the transaction                              Master Servicer
                     agreements. For purposes of this criterion, "federally                              Special Servicer
                     insured depository institution" with respect to a foreign                           Primary Servicer
                     financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
                     Exchange Act.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized                       Master Servicer
                     access.                                                                             Special Servicer
                                                                                                           Paying Agent
                                                                                                         Primary Servicer
--------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all                               Paying Agent
                     asset-backed securities related bank accounts, including                            Master Servicer
                     custodial accounts and related bank clearing accounts.                              Special Servicer
                     These reconciliations are (A) mathematically accurate; (B)                          Primary Servicer
                     prepared within 30 calendar days after the bank statement
                     cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by
                     someone other than the person who prepared the
                     reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are resolved
                     within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
                                      Investor Remittances and Reporting
--------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with                                Paying Agent
                     the Commission, are maintained in accordance with the
                     transaction agreements and applicable Commission
                     requirements. Specifically, such reports (A) are
                     prepared in accordance with timeframes and other terms
                     set forth in the transaction agreements; (B) provide
                     information calculated in accordance with the terms
                     specified in the transaction agreements; (C) are filed
                     with the Commission as required by its rules and
                     regulations; and (D) agree with investors' or the
                     trustee's records as to the total unpaid principal
                     balance and number of mortgage loans serviced by the
                     Servicer.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in                              Paying Agent
                     accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)      Disbursements made to an investor are posted within two business                    Paying Agent
                     days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)       Amounts remitted to investors per the investor reports agree with                   Paying Agent
                     cancelled checks, or other form of payment, or custodial bank statements.
--------------------------------------------------------------------------------------------------------------------------
                                          Pool Asset Administration
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)        Collateral or security on mortgage loans is maintained as required                      Trustee
                     by the transaction agreements or related mortgage loan documents.                   Master Servicer
                                                                                                         Special Servicer
                                                                                                         Primary Servicer
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)       Mortgage loan and related documents are safeguarded as required by the                  Trustee
                     transaction agreements
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are                          Trustee
                     made, reviewed and approved in accordance with any conditions or                    Master Servicer
                     requirements in the transaction agreements.                                         Special Servicer
                                                                                                         Primary Servicer
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)       Payments on mortgage loans, including any payoffs, made in accordance               Master Servicer
                     with the related mortgage loan documents are posted to the Servicer's               Special Servicer
                     obligor records maintained no more than two business days after                     Primary Servicer
                     receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related mortgage loan documents.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)        The Servicer's records regarding the mortgage loans agree                           Master Servicer
                     with the Servicer's records with respect to an obligor's                            Primary Servicer
                     unpaid principal balance.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's                         Master Servicer
                     mortgage loans (e.g., loan modifications or re-agings) are made,                    Special Servicer
                     reviewed and approved by authorized personnel in accordance with                    Primary Servicer
                     the transaction agreements and related pool asset documents.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans,                       Master Servicer
                     modifications and deeds in lieu of foreclosure, foreclosures and                    Special Servicer
                     repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained                               Master Servicer
                     during the period a mortgage loan is delinquent in                                  Special Servicer
                     accordance with the transaction agreements. Such records                            Primary Servicer
                     are maintained on at least a monthly basis, or such other
                     period specified in the transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     mortgage loans including, for example, phone calls,
                     letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for                                Master Servicer
                     mortgage loans with variable rates are computed based on                            Primary Servicer
                     the related mortgage loan documents.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow                    Master Servicer
                     accounts): (A) such funds are analyzed, in accordance with the                      Primary Servicer
                     obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                     and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or                               Master Servicer
                     insurance payments) are made on or before the related                               Primary Servicer
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the
                     servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction
                     agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to                        Master Servicer
                     be made on behalf of an obligor are paid from the Servicer's funds                  Primary Servicer
                     and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)     Disbursements made on behalf of an obligor are posted within two                    Master Servicer
                     business days to the obligor's records maintained by the Servicer,                  Primary Servicer
                     or such other number of days specified in the transaction
                     agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are                           Master Servicer
                     recognized and recorded in accordance with the transaction                          Primary Servicer
                     agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)       Any external enhancement or other support, identified in Item                             N/A
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT G

                       Initial Interpretational Guidelines

      1. Determination of "sponsor":

      In connection with any trust fund, unless otherwise determined by the applicable master servicer or applicable depositor for such trust fund, the term "sponsor" shall be construed to include each entity identified as a sponsor in the final prospectus supplement (as it may be amended or supplemented) for the initial offering of the securities issued by such trust fund.

      2. Determination of Significant Obligor:

      For purposes of determining whether a person or entity is a Significant Obligor, the applicable percentage of the asset pool (e.g., 10%) for which a person, entity or property is an obligor shall be measured at the designated cut-off date for the transaction (i.e., the date on and after which collections on the pool assets accrue for the benefit of asset-backed security holders), but if the percentage of the asset pool for which such person, entity or property is an obligor falls below the specified percentage at which such person or entity would constitute a Significant Obligor under Regulation AB, then such person is no longer a Significant Obligor.

      3. Determination of servicer concentration:

      For purposes of determining the percentage of the pool assets of the applicable trust fund for which a servicing entity is the applicable servicer, the applicable percentage of the asset pool (e.g., 10% or 20%) shall be measured in the following manner. The percentage concentration shall be determined as of the beginning of each monthly period covered by the report and an average of the results shall be calculated for the number of months included in the reporting period. For example, if the securitization closed on February 1, 2006, for purposes of an Annual Report on Form 10-K delivered in March of 2007 for the calendar year 2006, assume that the percentage of the pool assets that was serviced by a particular servicer at the beginning of each monthly "collection period" were 8% for each of the first 3 monthly periods, 10% for the next 4 monthly period and 11% for each of the final 4 monthly periods, then the average percentage would be 10.55%, which is the sum of:

            (8%*1/11) for Month 2 (Feb)
            (8%*1/11) for Month 3 (Mar)
            (8%*1/11) for Month 4 (Apr)
            (10%*1/11) for Month 5 (May)
            (10%*1/11) for Month 6 (Jun)
            (10%*1/11) for Month 7 (Jul)
            (10%*1/11) for Month 8 (Aug)
            (11%*1/11) for Month 9 (Sept)
            (11%*1/11) for Month 10 (Oct)
            (11%*1/11) for Month 11 (Nov)
            (11%*1/11) for Month 12 (Dec)

      4. Determination of other concentrations:

      Other concentration percentages shall be determined in the same manner as concentration percentages are determined for purposes of identifying the applicable servicer percentages, as described in the prior item.